                                                                    Exhibit 10.1

                                LEASE AGREEMENT


          This Lease Agreement ("Lease" or "Agreement") is made effective as of the 1st day of May, 1999 (the "Effective Date") between HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and JUST LIKE HOME, INC. and JLH SERIES I, INC., each a corporation organized under the laws of the State of Florida (collectively called "Tenant"), both having their chief executive office located at 3655 Cortez Road, Suite 110, Bradenton, Florida 34210-3147.

                                R E C I T A L S

          A. As of April 16, 1999, Landlord and Tenant entered into a written settlement agreement ("Settlement Agreement"), a copy of which is attached hereto as Exhibit I and incorporated herein, concerning five actions initiated by Landlord against Tenant in connection with the Leased Property (defined below). Landlord previously leased the Leased Property to Tenant under five lease agreements. Landlord terminated the five lease agreements following Tenant's default under the leases.

          B. Pursuant to the terms of the Settlement Agreement, Landlord has now agreed to lease the Leased Property to Tenant and Tenant has agreed to lease the Leased Property from Landlord under one consolidated lease upon the terms set forth herein.

          NOW, THEREFORE, Landlord and Tenant agree as follows:

               ARTICLE 1:  LEASED PROPERTY, TERM AND DEFINITIONS

          1.1  Leased Property. Landlord hereby leases to Tenant and Tenant
               ---------------
hereby leases from Landlord the following property:

               (a)  The land described in Exhibit A attached hereto (the
"Land").

               (b) All buildings, structures, and other improvements, including without limitation, sidewalks, alleys, utility pipes, conduits, and lines, parking areas, and roadways, now or hereafter situated upon the Land (the "Improvements").

               (c) All easements, rights and other appurtenances relating to the Land and Improvements (the "Appurtenances").

               (d) All permanently affixed equipment, machinery, fixtures, and other items of real and personal property, including all components thereof, located in, or used in connection with, and permanently affixed to or incorporated into the Improvements, including without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto but specifically excluding all items included within the category of Personal Property as defined below (collectively the "Fixtures").

               (e) All machinery, equipment, furniture, furnishings, movable walls or partitions, computers, trade fixtures, consumable inventory and supplies, and other personal property used or useful in Tenant's business on the Leased Property, including without limitation, all items of furniture, furnishings, equipment, supplies and inventory listed on Exhibit A-1 attached hereto and the replacements therefor, except items, if any, included within the definition of Fixtures (collectively the "Personal Property").

          SUBJECT, HOWEVER, to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof as listed on Exhibit B attached hereto (the "Permitted Exceptions").

          1.2  Term. The term ("Term") of this Lease commences on the Effective
               ----
Date and expires at 12:00 Midnight Eastern Time on January 31, 2000 (the "Expiration Date"); provided, however, that the Term may be extended pursuant to
(S)13.6.

          1.3  Definitions. Except as otherwise expressly provided, [i] the
               -----------
terms defined in this section have the meanings assigned to them in this section and include the plural as well as the singular; [ii] all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as of the time applicable; and [iii] the words "herein", "hereof", and "hereunder" and similar words refer to this Lease as a whole and not to any particular section.

          "ADA" means the federal statute entitled Americans with Disabilities Act, 42 U.S.C. (S)12101, et seq.
                         ------

          "Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant or Guarantor. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity.

          "Annual Financial Statements" means [i] for Tenant, the audited balance sheet and statement of income for the most recent fiscal year on an individual facility and consolidated basis; [ii] for the Facility, an audited Facility Financial Statement for the most recent fiscal year; [iii] for Guarantor, if Guarantor is or includes a corporation, partnership or limited liability company, the audited balance sheet and statement of income for the most recent fiscal year; and [iv] for Guarantor, if Guarantor is or includes an individual, a current unaudited personal financial statement.

          "Base Rent" has the meaning set forth in (S)2.1, as increased from time to time pursuant to (S)2.2.

          "Business Day" means any day other than a Saturday, Sunday, or national holiday.

          "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

          "Closing" means the closing of the lease of the Leased Property to Tenant.

          "Commencement Date" means the Effective Date if such date is the first day of a month, and if it is not, the first day of the first month following the Effective Date.

          "Construction Liens Letter of Credit" means, individually and collectively, any Letter of Credit delivered to Landlord pursuant to
(S)7.3.1(a).

          "Effective Date" means the date of this Lease.

          "Environmental Laws" means all federal, state, and local laws, ordinances and policies the purpose of which is to protect human health and the environment, as amended from time to time, including but not limited to [i] CERCLA; [ii] the Resource Conservation and Recovery Act; [iii] the Hazardous Materials Transportation Act; [iv] the Clean Air Act; [v] Clean Water Act; [vi] the Toxic Substances Control Act; [vii] the Occupational Safety and Health Act; [viii] the Safe Drinking Water Act; and [ix] analogous state laws and regulations.

          "Event of Default" has the meaning set forth in (S)8.1.

          "Expiration Date" has the meaning set forth in (S)1.2.

          "Facility" means individually and collectively, the assisted living facilities identified on Exhibit A-2 and located on the Leased Property.

          "Facility Financial Statement" means the financial statement for the Facility which shall include the balance sheet, statement of income and expense, statement of cash flows, statement of shareholders' equity, occupancy census data (including payor mix) and a comparison of the actual financial data versus the Facility's internal budget for the applicable period.

          "Facility Uses" means the uses relating to the operation of the Facility as assisted living facilities with the number of beds or units described on Exhibit A-2.

          "Financial Statements" means [i] the annual, quarterly and year to date financial statements of Tenant and Guarantor; and [ii] all operating statements for the Facility, that were submitted to Landlord prior to the Effective Date.

          "Government Authorizations" means all permits, licenses, approvals, consents, and authorizations required to comply with all Legal Requirements, including but not limited to, [i] zoning permits, variances, exceptions, special use permits, conditional use permits, and consents; [ii] the permits, licenses, provider agreements and approvals required for licensure and operation of the assisted living facilities described on Exhibit A-2 certified as a provider under the federal Medicare and state Medicaid programs; [iii] environmental, ecological, coastal, wetlands, air, and water permits, licenses, and consents; [iv] curb cut, subdivision, land use, and planning permits, licenses, approvals and consents; [v] building, sign, fire, health, and safety permits, licenses, approvals, and consents; and [vi] architectural reviews, approvals, and consents required under restrictive covenants.

          "Hazardous Materials" means any substance [i] the presence of which poses a hazard to the health or safety of persons on or about the Land including but not limited to asbestos containing materials; [ii] which requires removal or remediation under any Environmental Law, including without limitation any substance which is toxic, explosive, flammable, radioactive, or otherwise hazardous; or [iii] which is regulated under or classified under any Environmental Law as hazardous or toxic including but not limited to any substance within the meaning of "hazardous substance", "hazardous material", "hazardous waste", "toxic substance", "regulated substance", "solid waste", or "pollutant" as defined in any Environmental Law.

          "Impositions" has the meaning set forth in (S)3.2.

          "Issuer" means a financial institution satisfactory to Landlord issuing any Letter of Credit and such Issuer's successors and assigns. Any "Issuer" shall have a Lace Financial Service Rating of "C+" or higher at all times throughout the Term.

          "KDA" means KDA Financial, Inc., F/K/A KDA, Inc.

          "Landlord Affiliate" means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Landlord. "Control" (and the correlative meanings of the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. "Landlord Affiliate" includes, without limitation, HCRI Texas Properties, Ltd., HCRI Pennsylvania Properties, Inc., and HCRI Nevada Properties, Inc.

          "Lease Amount" means $10,420,780.00.

          "Lease Payments" means the sum of the Base Rent payments for the applicable period.

          "Leased Property" means, collectively, the Land, Improvements, Appurtenances, Fixtures and Personal Property.

          "Legal Requirements" means all laws, regulations, rules, orders, writs, injunctions, decrees, certificates, requirements, agreements, conditions of participation and standards of any federal, state, county, municipal or other governmental entity, administrative agency, insurance underwriting board, architectural control board, private third-party payor, accreditation organization, or any restrictive covenants applicable to the development, construction, condition and operation of the Facility by Tenant, including but not limited to, [i] zoning, building, fire, health, safety, sign, and subdivision regulations and codes; [ii] certificate of need laws (if applicable); [iii] licensure to operate as the assisted living facilities described on Exhibit A-2; [iv] Medicare and Medicaid certification requirements (if applicable); [v] the ADA; [vi] any Environmental Laws; and [vii] requirements, conditions and standards for participation in third-party payor insurance programs.

          "Letter of Credit" means, individually and collectively, any irrevocable and transferable Letter of Credit delivered by Tenant to Landlord pursuant to this Lease (including but not limited to a Letter of Credit in an amount equal to $270,000.00 to be delivered at Closing, the Construction Liens Letter of Credit, and the Operating Performance Letter of Credit), issued by an Issuer in favor of Landlord as security for Tenant's Obligations and in form acceptable to Landlord, and any amendments thereto or replacements or substitutions therefor.

          "Material Obligation" means [i] any indebtedness secured by a security interest in or a lien, deed of trust or mortgage on any of the Leased Property (or any part thereof, including any Personal Property) and any agreement relating thereto; [ii] any obligation or agreement that is material to the construction or operation of the Facility or that is material to Tenant's business or financial condition; [iii] any indebtedness or capital lease of Tenant that has an outstanding principal balance of at least $50,000.00 and any agreement relating thereto; [iv] any obligation to or agreement with the Issuer relating to the Letter of Credit; and [v] any sublease of the Leased Property.

          "Operating Performance Letter of Credit" means, individually and collectively, any Letter of Credit delivered to Landlord pursuant to (S)15.7.

          "Overdue Rate" has the meaning set forth in (S)8.6.

          "Periodic Financial Statements" means [i] for Tenant, the unaudited balance sheet and statement of income of Tenant for the most recent quarter; [ii] for the Facility, the unaudited Facility Financial Statement for the most recent month; [iii] for Guarantor, if Guarantor is or includes a corporation, partnership, or limited liability company, the unaudited balance sheet and statement of income of Guarantor for the most recent quarter; and [iv] for Guarantor, if Guarantor is or includes an individual, a current unaudited personal financial statement.

          "Permitted Exceptions" means the exceptions to title set forth on Exhibit B.

          "Permitted Liens" means [i] liens granted to Landlord; [ii] liens customarily incurred by Tenant in the ordinary course of business for items not delinquent including construction liens and deposits and charges under worker's compensation laws; [iii] liens for taxes and assessments not yet due and payable; [iv] any lien, charge, or encumbrance which is being contested in good faith pursuant to this Agreement; [v] the Permitted Exceptions; and [vi] purchase money financing and capitalized equipment leases for the acquisition of personal property provided, however, that Landlord obtains a nondisturbance agreement from the purchase money lender or equipment lessor
(substantially in the form of Exhibit H attached hereto) if the original cost of the equipment exceeds $50,000.00.

          "Pro Forma Statement" means a financial forecast for the Facility the next 9 month period prepared in accordance with the standards for forecasts established by the American Institute of Certified Public Accountants establishing operating benchmarks for the Facility, a copy of which is attached hereto as Exhibit J.

          "Purchase Price" has the meaning set forth in (S)13.3.

          "Receivables" means [i] all of Tenant's rights to receive payment for providing resident care and services as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's rights to receive payment for providing resident care services.

          "Rent" has the meaning set forth in (S)2.3.

          "Settlement Agreement" has the meaning set forth in Recital A.

          "State" means the State of Florida.

          "Tenant's Obligations" means all payment and performance obligations of Tenant under this Lease and all documents executed by Tenant in connection with this Lease.

          "Tenant's Organizational Documents" means [i] for a corporate Tenant, the Articles of Incorporation of Tenant certified by the Secretary of State of the state of organization, as amended to date, and the Bylaws of Tenant certified by Tenant, as amended to date; [ii] for a partnership Tenant, the Partnership Agreement of Tenant certified by Tenant, as amended to date and the Partnership Certificate, certified by the appropriate authority, as amended to date; and [iii] for a limited liability Tenant, the Articles of Organization of Tenant certified by the Secretary of State of the state of organization, as amended to date and the Operating Agreement of Tenant certified by Tenant, as amended to date.

          "Term" has the meaning set forth in (S)1.2.

                               ARTICLE 2:  RENT

          2.1  Base Rent. Tenant shall pay Landlord base rent ("Base Rent") in
               ---------
advance in consecutive monthly installments payable on the first day of each month during the Term commencing on the Commencement Date. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Base Rent on the Effective Date for the partial month, i.e. for the period commencing on the Effective Date and ending on the day before the Commencement Date. The Base Rent for the Term will be $781,244.68 payable monthly as follows:


               May 1, 1999              $86,049.18
               June 1, 1999             $86,049.18
               July 1, 1999             $86,538.76
               August 1, 1999           $87,101.26
               September 1, 1999        $87,101.26
               October 1, 1999          $87,101.26
               November 1, 1999         $87,101.26
               December 1, 1999         $87,101.26
               January 1, 2000          $87,101.26


          2.2  [Intentionally Deleted].
               -----------------------

          2.3  Additional Rent. In addition to Base Rent, Tenant shall pay all
               ---------------
other amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease and any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the "Additional Rent"). The Base Rent and Additional Rent are hereinafter referred to as "Rent". Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of nonpayment of the Rent.

          2.4  Place of Payment of Rent. Tenant shall make all payments of Rent
               ------------------------
at the Landlord's address set forth in the first paragraph of this Lease or at such other place as Landlord may designate from time to time.

          2.5  Net Lease. This Lease shall be deemed and construed to be an
               ---------
"absolute net lease", and Tenant shall pay all Rent and other charges and expenses in connection with the Leased Property throughout the Term, without abatement, deduction or set-off.

          2.6  No Termination, Abatement, Etc. Except as otherwise specifically
               ------------------------------
provided in this Lease, Tenant shall remain bound by this Lease in accordance with its terms. Tenant shall not, without the consent of Landlord, modify, surrender or terminate the Lease, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. Except as expressly provided in this Lease, the obligations of Landlord and Tenant shall not be affected by reason of [i] any damage to, or destruction of, the Leased Property or any part thereof from whatever cause or any Taking (as hereinafter defined) of the Leased Property or any part thereof; [ii] the lawful or unlawful prohibition of, or restriction upon, Tenant's use of the Leased Property, or any part thereof, the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title; [iii] any claim which Tenant has or might have against Landlord or by reason of any default or breach of any warranty by Landlord under this Lease or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; [iv] any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting Landlord or any assignee or transferee of Landlord; or [v] any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Tenant from any such obligations as a matter of law. Except as otherwise specifically provided in this Lease, Tenant hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law [a] to modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof; or [b] entitling Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Tenant hereunder. The obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

          2.7  Computational Method. Landlord and Tenant acknowledge that all
               --------------------
rates under this Lease will be computed based on the actual number of days elapsed over a 360-day year (365/360 method).

          2.8  [Intentionally Deleted].
               -----------------------

          2.9  [Intentionally Deleted].
               -----------------------

                     ARTICLE 3: IMPOSITIONS AND UTILITIES

          3.1  Payment of Impositions. Tenant shall pay, as Additional Rent, all
               ----------------------
Impositions that may be levied or become a lien on the Leased Property or any part thereof at any time (whether prior to or during the Term), without regard to prior ownership of said Leased Property, before any fine, penalty, interest, or cost is incurred; provided, however, Tenant may contest any Imposition in accordance with (S)3.7. At Closing, Tenant shall pay or provide to Landlord evidence of payment in full of all real estate taxes and assessments, personal property taxes, and all penalties and interest accrued in connection with such taxes that became delinquent as of March 31, 1999. Tenant shall deliver to Landlord [i] not more than 5 days after the due date of each Imposition, copies of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 30 days after the due date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Landlord. Tenant's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. Tenant, at its expense, shall prepare and file all tax returns and reports in respect of any Imposition as may be required by governmental authorities. Tenant shall be entitled to any refund due from any taxing authority if no Event of Default shall have occurred hereunder and be continuing. Landlord shall be entitled to any refund from any taxing authority if an Event of Default has occurred and is continuing. Any refunds retained by Landlord due to an Event of Default shall be applied as provided in (S)8.8. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord, to the extent it possesses the same, and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns, Tenant will be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Tenant to file a protest. Tenant may, upon notice to Landlord, at Tenant's option and at Tenant's sole cost and expense, protest, appeal, or institute such other proceedings as Tenant may deem appropriate to effect a reduction of real estate or personal property assessments and Landlord, at Tenant's expense as aforesaid, shall fully cooperate with Tenant in such protest, appeal, or other action, and grant to Tenant a limited power of attorney as is reasonable and necessary for the purposes of such protest, appeal or other action. Tenant shall reimburse Landlord for all personal property taxes paid by Landlord within 30 days after receipt of billings accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Impositions imposed in respect to the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Landlord and Tenant, whether or not such Imposition is imposed before or after such termination, and Tenant's obligation to pay its prorated share thereof shall survive such termination.

          3.2  Definition of Impositions. "Impositions" means, collectively, [i]
               -------------------------
taxes (including without limitation, all capital stock and franchise taxes of Landlord imposed by the State or any governmental entity in the State due to this lease transaction or Landlord's ownership of the Leased Property and the income arising therefrom, or due to Landlord being considered as doing business in the State because of Landlord's ownership of the Leased Property or lease thereof to Tenant), all real estate and personal property ad valorem, sales and use, business or occupation, single business, gross receipts, transaction privilege, rent or similar taxes; [ii] assessments (including without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed with the Term); [iii] ground rents, water, sewer or other rents and charges, excises, tax levies, and fees (including without limitation, license, permit, inspection, authorization and similar fees); [iv] all taxes imposed on Tenant's operations of the Leased Property, including without limitation, employee withholding taxes, income taxes and intangible taxes; [v] all taxes imposed by the State or any governmental entity in the State with respect to the conveyance of the Leased Property by Landlord to Tenant or Tenant's designee, including without limitation, conveyance taxes and capital gains taxes; and [vi] all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or any part thereof and/or the Rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon [a] Landlord or Landlord's interest in the Leased Property or any part thereof; [b] the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein; or [c] any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof. Tenant shall not, however, be required to pay any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Landlord by any governmental entity other than as described in clause [i] above.

          3.3  Escrow of Impositions. If an Event of Default occurs and while it
               ---------------------
remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the Impositions assessed against the Leased Property for the preceding tax year, which sums shall be used by Landlord toward payment of such Impositions. Tenant, on demand, shall pay to Landlord any additional funds necessary to pay and discharge the obligations of Tenant pursuant to the provisions of this section. The receipt by Landlord of the payment of such Impositions by and from Tenant shall only be as an accommodation to Tenant, the mortgagees, and the taxing authorities, and shall not be construed as rent or income to Landlord, Landlord serving, if at all, only as a conduit for delivery purposes.

          3.4  Utilities. Tenant shall pay, as Additional Rent, all taxes,
               ---------
assessments, charges, deposits, and bills for utilities, including without limitation charges for water, gas, oil, sanitary and storm sewer, electricity, telephone service, and trash collection, which may be charged against the occupant of the Improvements during the Term. If an Event of Default occurs and while it remains uncured, Tenant shall, at Landlord's election, deposit with Landlord on the first day of each month a sum equal to 1/12th of the amount of the annual utility expenses for the preceding Lease year, which sums shall be used by Landlord to pay such utilities. Tenant shall, on demand, pay to Landlord any additional amount needed to pay such utilities. Landlord's receipt of such payments shall only be an accommodation to Tenant and the utility companies and shall not constitute rent or income to Landlord. Tenant shall at all times maintain that amount of heat necessary to ensure against the freezing of water lines. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any liability or damages to the utility systems and the Leased Property that may result from Tenant's failure to maintain sufficient heat in the Improvements.

          3.5  Discontinuance of Utilities. Landlord will not be liable for
               ---------------------------
damages to person or property or for injury to, or interruption of, business for any discontinuance of utilities nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations under this Lease.

          3.6  Business Expenses. Tenant shall promptly pay all expenses and
               -----------------
costs incurred in connection with the operation of the Facility on the Leased Property, including without limitation, employee benefits, employee vacation and sick pay, consulting fees, and expenses for inventory and supplies.

          3.7  Permitted Contests. Tenant, on its own or on Landlord's behalf
               ------------------
(or in Landlord's name), but at Tenant's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or any Legal Requirement or insurance requirement or any lien, attachment, levy, encumbrance, charge or claim provided that [i] in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Landlord and from the Leased Property; [ii] neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; [iii] in the case of a Legal Requirement, Landlord would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; [iv] in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, Tenant shall deliver to Landlord and its counsel an opinion of Tenant's counsel to the effect set forth in clauses [i], [ii] and [iii], to the extent applicable; [v] in the case of a Legal Requirement and/or an Imposition, lien, encumbrance or charge, Tenant shall give such reasonable security as may be demanded by Landlord to insure ultimate payment of the same and to prevent any sale or forfeiture of the affected Leased Property or the Rent by reason of such nonpayment or noncompliance; provided, however, the provisions of this section shall not be construed to permit Tenant to contest the payment of Rent (except as to contests concerning the method of computation or the basis of levy of any Imposition or the basis for the assertion of any other claim) or any other sums payable by Tenant to Landlord hereunder; [vi] in the case of an insurance requirement, the coverage required by Article 4 shall be maintained; and [vii] if such contest be finally resolved against Landlord or Tenant, Tenant shall, as Additional Rent due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or insurance requirement. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations, limited powers of attorney and other documents as may be reasonably required in any such contest, and, if reasonably requested by Tenant or if Landlord so desires, Landlord shall join as a party therein. Tenant hereby agrees to indemnify and save Landlord harmless from and against any liability, cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom.

                             ARTICLE 4: INSURANCE

          4.1  Property Insurance. At Tenant's expense, Tenant shall maintain in
               ------------------
full force and effect a property insurance policy or policies insuring the Leased Property against the following:

               (a) Loss or damage commonly covered by a "Special Form" policy insuring against physical loss or damage to the Improvements and Personal Property, including but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if the Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased Property). The policy shall be in the amount of the full replacement value (as defined in (S)4.5) of the Improvements and Personal Property and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The policy shall include a stipulated value endorsement or agreed amount endorsement and endorsements for contingent liability for operations of building laws, demolition costs, and increased cost of construction.

               (b) If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Leased Property, in commercially reasonable amounts acceptable to Landlord.

               (c) Consequential loss of rents and income coverage insuring against all "Special Form" risk of physical loss or damage with limits and deductible amounts acceptable to Landlord covering risk of loss during the first 9 months of reconstruction, and containing an endorsement for extended period of indemnity of at least 6 months, and shall be written with a stipulated amount of coverage if available at a reasonable premium.

               (d) If the Leased Property is located, in whole or in part, in a federally designated 100-year flood plain area, flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.

               (e) Loss or damage caused by the breakage of plate glass in commercially reasonable amounts acceptable to Landlord.

               (f) Loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Tenant for safekeeping, in commercially reasonable amounts acceptable to the Landlord.

          4.2  Liability Insurance. At Tenant's expense, Tenant shall maintain
               -------------------
liability insurance against the following:

               (a) Claims for personal injury or property damage commonly covered by comprehensive general liability insurance with endorsements for incidental malpractice, contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with commercially reasonable amounts for bodily injury, property damage, and voluntary medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.

               (b) Claims for personal injury and property damage commonly covered by comprehensive automobile liability insurance, covering all owned and non-owned automobiles, with commercially reasonable amounts for bodily injury, property damage, and for automobile medical payments acceptable to Landlord, but with a combined single limit of not less than $5,000,000.00 per occurrence.

               (c) Claims for personal injury commonly covered by medical malpractice insurance in commercially reasonable amounts acceptable to Landlord.

               (d) Claims commonly covered by worker's compensation insurance for all persons employed by Tenant on the Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.

          4.3  Builder's Risk Insurance. In connection with any construction
               ------------------------
(which does not constitute a nonstructural renovation), Tenant shall maintain in full force and effect a builder's completed value risk policy ("Builder's Risk Policy") of insurance in a nonreporting form insuring against all "Special Form" risk of physical loss or damage to the Improvements, including but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Leased Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Leased

Property). The Builder's Risk Policy shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk Policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Landlord. Landlord shall be named as an additional insured. The Builder's Risk Policy shall include an endorsement permitting initial occupancy.

          4.4  Insurance Requirements. The following provisions shall apply to
               ----------------------
all insurance coverages required hereunder:

               (a) The form and substance of all policies shall be subject to the approval of Landlord, which approval will not be unreasonably withheld.

               (b) The carriers of all policies shall have a Best's Rating of "A" or better and a Best's Financial Category of X or higher and shall be authorized to do insurance business in the State.

               (c) Tenant shall be the "named insured" and Landlord shall be an "additional insured" on each liability policy, excluding any policy of workers compensation. On all property and casualty policies, Landlord and Tenant shall be joint loss payees.

               (d) At Closing, Tenant shall deliver to Landlord certificates or policies showing the required coverages and endorsements. The policies of insurance shall provide that the policy may not be cancelled or not renewed, and no material change or reduction in coverage may be made, without at least 30 days' prior written notice to Landlord.

               (e) The policies shall contain a severability of interest and/or cross-liability endorsement, provide that the acts or omissions of Tenant or Landlord will not invalidate the coverage of the other party, and provide that Landlord shall [i] not be responsible for payment of premiums; and [ii] receive at least 30 days prior written notice of cancellation.

               (f) All loss adjustment shall require the written consent of Landlord and Tenant, as their interests may appear.

               (g) At least 30 days prior to the expiration of each insurance policy, Tenant shall deliver to Landlord a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Tenant's insurance agent.

          4.5  Replacement Value. The term "full replacement value" means the
               -----------------
actual replacement cost thereof from time to time including increased cost of construction endorsement, with no reductions or deductions. Tenant shall, in connection with each annual policy renewal, deliver to Landlord a redetermination of the full replacement value by the insurer or an endorsement indicating that the Leased Property is insured for its full replacement value. If Tenant makes any Permitted Alterations (as hereinafter defined) to the Leased Property, Landlord may have such full replacement value redetermined at any time after such Permitted Alterations are made, regardless of when the full replacement value was last determined.

          4.6  Blanket Policy. Notwithstanding anything to the contrary
               --------------
contained in this section, Tenant may carry the insurance required by this Article under a blanket policy of insurance, provided that the coverage afforded Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Lease.

          4.7  No Separate Insurance. Tenant shall not take out separate
               ---------------------
insurance concurrent in form or contributing in the event of loss with that required in this Article, or increase the amounts of any then existing insurance, by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and any mortgagees, are included therein as additional insureds or loss payees, the loss is payable under said insurance in the same manner as losses are payable under this Lease, and such additional insurance is not prohibited by the existing policies of insurance. Tenant shall immediately notify Landlord of the taking out of such separate insurance or the increasing of any of the amounts of the existing insurance by securing an additional policy or additional policies.

          4.8  Waiver of Subrogation. Each party hereto hereby waives any and
               ---------------------
every claim which arises or may arise in its favor and against the other party hereto during the Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Property, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss or damage is recoverable under such policies. Said mutual waiver shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the said waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees immediately to give each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers, so long as such endorsement is available at a reasonable cost.

          4.9  Mortgages. The following provisions shall apply if Landlord now
               ---------
or hereafter places a mortgage on the Leased Property or any part thereof: [i] Tenant shall obtain a standard form of lender's loss payable clause insuring the interest of the mortgagee; [ii] Tenant shall deliver evidence of insurance to such mortgagee; [iii] loss adjustment shall require the consent of the mortgagee; and [iv] Tenant shall provide such other information and documents as may be required by the mortgagee.

          4.10 Escrows. After an Event of Default occurs hereunder, Tenant
               -------
shall make such periodic payments of insurance premiums in accordance with Landlord's requirements after receipt of notice thereof from Landlord.


                             ARTICLE 5: INDEMNITY

          5.1  Tenant's Indemnification. Tenant hereby indemnifies and agrees to
               ------------------------
hold harmless Landlord, any successors or assigns of Landlord, and Landlord's and such successor's and assign's directors, officers, employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), losses, liabilities (including strict liability), judgments, and expenses (including, without limitation, reasonable attorneys' fees, court costs, and the costs set forth in (S)8.7) incurred in connection with or arising from: [i] the use or occupancy of the Leased Property by Tenant or any persons claiming under Tenant; [ii] any activity, work, or thing done, or permitted or suffered by Tenant in or about the Leased Property; [iii] any acts, omissions, or negligence of Tenant or any person claiming under Tenant, or the contractors, agents, employees, invitees, or visitors of Tenant or any such person; [iv] any breach, violation, or nonperformance by Tenant or any person claiming under Tenant or the employees, agents, contractors, invitees, or visitors of Tenant or of any such person, of any term, covenant, or provision of this Lease or any law, ordinance, or governmental requirement of any kind including, without limitation, any failure to comply with any applicable requirements under the ADA; [v] any injury or damage to the person, property or business of Tenant, its employees, agents, contractors, invitees, visitors, or any other person entering upon the Leased Property; and [vi] any construction, alterations, changes or demolition of the Facility performed by or contracted for Tenant or its employees, agents or contractors. If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim, Tenant, upon notice from Landlord, will defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord. Landlord and Tenant shall jointly approve or disapprove any settlement offer in an amount of $500,000 or more made or accepted in connection with any such action, suit or proceeding. Tenant may solely approve or disapprove a settlement offer in an amount less than $500,000 made or accepted in connection with any such action, suit or proceeding. All amounts payable to Landlord under this section shall be payable on written demand and any such amounts which are not paid within 10 days after demand therefor by Landlord shall bear interest at the Overdue Rate. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Tenant shall use its best efforts to defend such action, suit or proceeding. Tenant's indemnity under this section does not include tortuously intentional acts or gross negligence of Landlord.

          5.1.1  Notice of Claim. Landlord shall notify Tenant in writing of any
                 ---------------
claim or action brought against Landlord in which indemnity may be sought against Tenant pursuant to this section. Such notice shall be given in sufficient time to allow Tenant to defend or participate in such claim or action, but the failure to give such notice in sufficient time shall not constitute a defense hereunder nor in any way impair the obligations of Tenant under this section unless the failure to give such notice precludes Tenant's defense of any such action.

          5.1.2 Survival of Covenants. The covenants of Tenant contained in this section shall remain in full force and effect after the termination of this Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim or cause of action may be brought and payment in full or the satisfaction of such claim or cause of action and of all expenses and charges incurred by Landlord relating to the enforcement of the provisions herein specified.

          5.1.3  Reimbursement of Expenses. Unless prohibited by law, Tenant
                 -------------------------
hereby agrees to pay to Landlord all of the reasonable fees, charges and reasonable out-of-pocket expenses related to the Facility and required hereby, or incurred by Landlord in enforcing the provisions of this Agreement.

          5.2    Environmental Indemnity; Audits.
                 -------------------------------

          5.2.1  Indemnification. Tenant hereby indemnifies and agrees to hold
                 ---------------
harmless Landlord, any successors to Landlord's interest in this Lease, and Landlord's and such successors' directors, officers, employees and agents from and against any losses, claims, damages (including consequential damages), penalties, fines, liabilities (including strict liability), costs (including cleanup and recovery costs), and expenses (including expenses of litigation and reasonable consultants' and attorneys' fees) incurred by Landlord or any other indemnitee or assessed against the Leased Property by virtue of any claim or lien by any governmental or quasi-governmental unit, body, or agency, or any third party, for cleanup costs or other costs pursuant to any Environmental Law. Tenant's indemnity shall survive the termination of this Lease. Provided, however, Tenant shall have no indemnity obligation with respect to [i] Hazardous Materials first introduced to the Leased Property subsequent to the date that Tenant's occupancy of the Leased Property shall have fully terminated; or [ii] Hazardous Materials introduced to the Leased Property by Landlord, its agent, employees, successors or assigns. If at any time during the Term of this Lease any governmental authority notifies Landlord or Tenant of a violation of any Environmental Law or Landlord has good cause to believe that a Facility may violate any Environmental Law, Landlord may require an environmental audit of the Leased Premises (and such further action as may be indicated by such environmental audit) in such form, scope and substance as specified by Landlord, at Tenant's expense. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing any environmental audit, including without limitation, reasonable attorneys' fees and costs.

          5.3    Limitation of Landlord's Liability. Landlord, its agents, and
                 ----------------------------------
employees, will not be liable for any loss, injury, death, or damage (including consequential damages) to persons, property, or Tenant's business occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling objects, steam, water, rain or snow, leak or flow of water (including water from the elevator system), rain or snow from the Leased Property or into the Leased Property or from the roof, street, subsurface or from any other place, or by dampness or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the Leased Property, or from construction, repair, or alteration of the Leased Property or from any acts or omissions of any other occupant or visitor of the Leased Property, or from any other cause beyond Landlord's control.


                   ARTICLE 6: USE AND ACCEPTANCE OF PREMISES

          6.1    Use of Leased Property. Tenant shall use and occupy the Leased
                 ----------------------
Property exclusively for the Facility Uses and for all lawful and licensed ancillary uses, and for no other purpose without the prior written consent of the Landlord. Tenant shall obtain and maintain all approvals, licenses, and consents needed to use and operate the Leased Property as herein permitted. Tenant shall deliver to Landlord complete copies of surveys, examinations, certification and licensure inspections, compliance certificates, and other similar reports issued to Tenant by any governmental agency within 10 days after Tenant's receipt of each item.

          6.2    Acceptance of Leased Property. Tenant acknowledges that [i]
                 -----------------------------
Tenant and its agents have had an opportunity to inspect the Leased Property; [ii] Tenant has found the Leased Property fit for Tenant's use; [iii] Landlord will deliver the Leased Property to Tenant in "as-is" condition; [iv] Landlord is not obligated to make any improvements or repairs to the Leased Property; and [v] the roof, walls, foundation, heating, ventilating, air conditioning, telephone, sewer, electrical, mechanical, elevator, utility, plumbing, and other portions of the Leased Property are in good working order. Tenant waives any claim or action against Landlord with respect to the condition of the Leased Property. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

          6.3    Conditions of Use and Occupancy. Tenant agrees that during the
                 -------------------------------
Term it shall use and keep the Leased Property in a careful, safe and proper manner; not commit or suffer waste thereon; not use or occupy the Leased Property for any unlawful purposes; not use or occupy the Leased Property or permit the same to be used or occupied, for any purpose or business deemed extrahazardous on account of fire or otherwise; keep the Leased Property in such repair and condition as may be required by the Board of Health, or other city, state or federal authorities, free of all cost to Landlord; not permit any acts to be done which will cause the cancellation, invalidation, or suspension of any insurance policy; and permit Landlord and its agents to enter upon the Leased Property at all reasonable times to examine the condition thereof.


                    ARTICLE 7: REPAIRS AND MECHANICS' LIENS

          7.1    Maintenance. Tenant shall maintain, repair, and replace the
                 -----------
Leased Property, including without limitation, all structural and nonstructural repairs and replacements to the roof, foundations, exterior walls, parking areas, sidewalks, water, sewer, and gas connections, pipes, and mains. Tenant shall pay, as Additional Rent, the full cost of maintenance, repairs, and replacements. Tenant shall maintain all drives, sidewalks, parking areas, and lawns on or about the Leased Property in a clean and orderly condition, free of accumulations of dirt, rubbish, snow and ice. Tenant shall permit Landlord to inspect the Leased

Property at all reasonable times, and shall consider in good faith all reasonable suggestions of the Landlord as to the maintenance and replacement of the Leased Property.

          7.2    Required Alterations. Tenant shall, at Tenant's sole cost and
                 --------------------
expense, make any additions, changes, improvements or alterations to the Leased Property, including structural alterations, which may be required by any governmental authorities, including those required to maintain licensure or certification under the Medicare and Medicaid programs (if so certified), whether such changes are required by Tenant's use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of this Lease, or any other cause whatever. All such additions, changes, improvements or alterations shall be deemed to be Permitted Alterations and shall comply with all laws requiring such alterations and with the provisions of (S)16.4.

          7.3 Construction Liens. Tenant shall have no authority to permit or create a lien against Landlord's interest in the Leased Property, and Tenant shall post notices or file such documents as may be required to protect Landlord's interest in the Leased Property against liens. Tenant hereby agrees to defend, indemnify, and hold Landlord harmless from and against any construction liens against the Leased Property by reason of work, labor, services or materials supplied or claimed to have been supplied on or to the Leased Property. Tenant shall remove, bond-off, or otherwise obtain the release of any construction lien filed against the Leased Property within 10 days after the filing thereof. Tenant shall pay all expenses in connection therewith, including without limitation, damages, interest, court costs and reasonable attorneys' fees.

          7.3.1  Obligations Related to KDA Liens and Other Liens.
                 ------------------------------------------------
Notwithstanding (S)7.3, Landlord and Tenant acknowledge that construction liens have been filed by KDA and certain subcontractors against portions of the Leased Property. As soon as possible after Closing, Tenant shall enter into a written, binding settlement agreement with KDA ("KDA Settlement Agreement") that provides for the dismissal of the arbitration and litigation proceedings against Landlord and Tenant with prejudice and the release of any lien that KDA or any of its subcontractors may have against the Leased Property. Landlord agrees to contribute, directly or indirectly, 50% of the initial payment to be made to KDA under the KDA Settlement Agreement, up to a total amount of $100,000.00 subject to Tenant's obligation to reimburse Landlord for such contribution as provided in Paragraph 5 of the Settlement Agreement. Tenant shall obtain the release of any other construction liens filed against the Leased Property.

                 (a) Construction Liens Letter of Credit. Tenant shall deliver
                     -----------------------------------
to Landlord a Letter of Credit in the amount of $50,000.00 at Closing as security for Tenant's obligations under (S)7.3.1 ("Construction Liens Letter of Credit"). On the first day of each month of the Term commencing on June 1, 1999, Tenant shall increase the Construction Liens Letter of Credit by the amount of $17,500.00 per month or deliver an additional Construction Liens Letter of Credit in the amount of $17,500.00 per month until KDA and Tenant enter into the KDA Settlement Agreement. Landlord shall release the Construction Liens Letter of Credit upon receipt of a fully executed KDA Settlement Agreement.

                 (b) KDA Settlement Agreement. Tenant shall comply with all
                     ------------------------
terms and conditions of the KDA Settlement Agreement.

          7.4    Replacements of Fixtures and Personal Property. Tenant shall
                 ----------------------------------------------
not remove Fixtures and Personal Property from the Leased Property except to replace the Fixtures and Personal Property by other similar items of equal quality and value for which replacement of Fixture and Personal Property, Landlord shall execute and deliver bills of sale or other documents of transfer necessary to accomplish such replacements. Items being replaced by Tenant may be removed and shall become the property of Tenant and items replacing the same shall be and remain the property of Landlord. Tenant shall execute, upon written request from Landlord, any and all documents necessary to evidence Landlord's ownership of the Personal Property and replacements therefor. Tenant may finance replacements for the Fixtures and Personal Property by equipment lease or by a security agreement and financing statement if [i] Landlord has consented to the terms and conditions of the equipment lease or security agreement; and [ii] the equipment lessor or lender has entered into a nondisturbance agreement with Landlord upon terms and conditions reasonably acceptable to Landlord, including without limitation, the following: [a] Landlord shall have the right (but not the obligation) to assume such security agreement or equipment lease upon the occurrence of an Event of Default under this Lease; [b] the equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [c] Landlord shall have the right to assign its rights under the equipment lease, security agreement, or nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement, and nondisturbance agreement, including without limitation, reasonable attorneys' fees and costs.


                       ARTICLE 8: DEFAULTS AND REMEDIES

          8.1  Events of Default. The occurrence of any one or more of the
               -----------------
following shall be an event of default ("Event of Default") hereunder:

               (a) Tenant fails [i] to pay in full any installment of Rent under this Lease when such payment is due; [ii] to pay Landlord's attorney's fees and expenses as provided under the Settlement Agreement; [iii] to comply with (S)3.1, (S)4.1, (S)4.2, (S)4.4, (S)7.3.1(a)-(b), (S)15.8, (S)15.10, and
Article 19 of this Lease; or [iv] to deliver the Operating Performance Letter of Credit to Landlord as required under (S)15.7.

               (b) Tenant fails to pay any other monetary obligation payable by Tenant under this Lease when such payment is due.

               (c)  Tenant fails to comply with any covenant set forth in
Article 14, (S)15.6, (S)15.9, or Article 20 of this Lease.

               (d) Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default, the same cannot be remedied within said 30 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the same or, in any event, fails to cure such default within 60 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Events of Default other than those specifically described in this (S)8.1(d).

               (e) Tenant abandons or vacates the Leased Property or any material part thereof or ceases to do business or ceases to exist for any reason for any one or more days, excepting absences due to construction or nonstructural renovations.

               (f) [i] The filing by Tenant of a petition under 11 U.S.C. or the commencement of a bankruptcy or similar proceeding by Tenant; [ii] the failure by Tenant to assume or reject this Lease within one month of the filing of a bankruptcy proceeding; [iii] the failure by Tenant within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Tenant, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iv] the entry of an order for relief under 11 U.S.C. in respect of Tenant; [v] any assignment by Tenant for the benefit of its creditors; [vi] the entry by Tenant into an agreement of composition with its creditors; [vii] the approval by a court of competent jurisdiction of a petition applicable to Tenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [viii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification).

               (g) [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property or Tenant which affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant or Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors; [v] Tenant or Guarantor is enjoined, restrained, or in any way prevented by court order, or any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent Tenant from conducting all or a substantial part of its business or affairs; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days.

               (h) Any material representation or warranty made by Tenant or Guarantor in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other instrument furnished by Tenant or Guarantor pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.

               (i) Tenant, any Guarantor, or any Affiliate defaults on any indebtedness or obligation to Landlord or any Landlord Affiliate, or any agreement with Landlord or any Landlord Affiliate including, without limitation, any lease with Landlord or any Landlord Affiliate, or Tenant or any Guarantor defaults on any Material Obligation, and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness, obligations and agreements as they may be amended, modified, extended, or renewed from time to time.

               (j) The occurrence of any change in Tenant's leasehold interest in the Leased Property, without the prior written consent of Landlord.

               (k) Any guarantor of the Lease dies, dissolves, terminates, is adjudicated incompetent, files a petition in bankruptcy, or is adjudicated insolvent under 11 U.S.C. or any other insolvency law, or fails to comply with any covenant or requirement of such guarantor set forth in this Lease or in the guaranty of such guarantor, and in the case of the death or incompetency of an individual guarantor only, Tenant fails within 30 days to deliver to Landlord a substitute guaranty or other collateral reasonably satisfactory to Landlord.

               (l) The license for any Facility or any other Government Authorization, is cancelled, suspended or otherwise invalidated, notice of impending revocation proceedings is received and Tenant fails to diligently contest such proceeding, or any reduction occurs in the number of licensed beds or units at the Facility.

          8.2  Remedies.  Landlord may exercise any one or more of the following
               --------
remedies upon the occurrence of an Event of Default:

               (a) Landlord may re-enter and take possession of the Leased Property without terminating the Lease, and lease the Leased Property for the account of Tenant, holding Tenant liable for all costs of the Landlord in reletting the Leased Property and for the difference in the amount received by such reletting and the amounts payable by Tenant under the Lease.

               (b) Landlord may terminate this Lease, exclude Tenant from possession of the Leased Property and use efforts to lease the Leased Property to others, holding Tenant liable for the difference in the amounts received from such reletting and the amounts payable by Tenant under the Lease.

               (c) Landlord may re-enter the Leased Property and have, repossess and enjoy the Leased Property as if the Lease had not been made, and in such event, Tenant and its successors and assigns shall remain liable for any contingent or unliquidated obligations or sums owing at the time of such repossession.

               (d) Landlord may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other returns of Tenant insofar as they pertain to the Leased Property.

               (e) Landlord may accelerate all of the unpaid Rent hereunder so that the present value of the aggregate Rent for the unexpired term of this Lease becomes immediately due and payable.

               (f) Landlord may take whatever action at law or in equity as may appear necessary or desirable to collect the Rent and other amounts payable under the Lease then due and thereafter to become due, or to enforce performance and observance of any obligations, agreements or covenants of Tenant under this Lease.

               (g) With respect to the Collateral and Landlord's security interest therein, Landlord may exercise all of its rights as secured party under
Article 9 of the Uniform Commercial Code as adopted in the State. Landlord may sell the Collateral by public or private sale upon 5 days notice to Tenant. Tenant agrees that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Landlord, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.

               (h) Landlord may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of Tenant's Obligations unless prohibited by law. Tenant appoints Landlord or its designee as attorney for Tenant with powers [i] to receive, to indorse, to sign and/or to deliver, in Tenant's name or Landlord's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Landlord shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Landlord's option, Tenant shall [i] provide Landlord a full accounting of all amounts received on account of Receivables with such frequency and in such form as Landlord may require, either with or without applying all collections on Receivables in payment of Tenant's Obligations or [ii] deliver to Landlord on the day of receipt all such collections in the form received and duly indorsed by Tenant. At Landlord's request, Tenant shall institute any action or enter into any settlement determined by Landlord to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Landlord may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Landlord, thereby terminating Tenant's authority to collect Receivables. After terminating Tenant's authority to enforce or collect Receivables, Landlord shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Landlord shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Tenant's cost and expense, but on behalf of Landlord and for Landlord's account, Tenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Landlord, but Tenant may commingle such collections with Tenant's own funds, until Tenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Landlord does not assume any of Tenant's obligations under any Receivable, and Landlord shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant.

               (i) Without waiving any prior or subsequent Event of Default, Landlord may waive any Event of Default or, with or without waiving any Event of Default, remedy any default.

               (j)  [Intentionally Deleted].

               (k) Landlord may enter and take possession of the Land and Facility without terminating the Lease and complete construction and renovation of the Improvements (or any part thereof) and perform the obligations of Tenant under the Lease Documents. Without limiting the generality of the foregoing and for the purposes aforesaid, Tenant hereby appoints Landlord its lawful attorney-in-fact with full power to do any of the following: [i] complete construction, renovation and equipping of the Improvements in the name of Tenant; [ii] use unadvanced funds remaining under the Lease Amount, or funds that may be reserved, escrowed, or set aside for any purposes hereunder at any time, or to advance funds in excess of the Lease Amount, to complete the Improvements; [iii] make changes in the plans and specifications that shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the plans and specifications; [iv] retain or employ new general contractors, subcontractors, architects, engineers, and inspectors as shall be required for said purposes; [v] pay, settle, or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Facility or security interest against fixtures or equipment, or as may be necessary or desirable for the completion of the construction and equipping of the Improvements or for the clearance of title; [vi] execute all applications and certificates, in the name of Tenant, that may be required in connection with any construction; [vii] do any and every act that Tenant might do in its own behalf, to prosecute and defend all actions or proceedings in connection with the Improvements; and [viii] to execute, deliver and file all applications and other documents and take any and all actions necessary to transfer the operations of the Facility to Landlord or Landlord's designee. This power of attorney is a power coupled with an interest and cannot be revoked.

               (l) Upon the occurrence of an Event of Default under (S)8.1(a) only and the failure of Tenant to cure such Event of Default within 48 hours (excluding weekends) after written notice thereof is given to Tenant by facsimile, during the hours of 9:00 a.m. - 5:00 p.m. Monday through Friday, to Tenant's corporate offices at (941) 755-1845, to Tenant's directors at the following numbers: Isidore Siegel at (561) 499-3518, Ron Braun at (314) 727-2622, and Betty Conard at (941) 794-1023, to Robert Lohr at (412) 655-3330, and to Tenant's attorney, Charles Johnson, Esq. at (941) 745-2093, Landlord may obtain an immediate order evicting Tenant from the Leased Property upon filing an affidavit as provided in the Settlement Agreement stating that an Event of Default has occurred and the 48-hour cure period has expired without the cure being effectuated.

          8.3  Right of Set-Off. Landlord may, and is hereby authorized by
               ----------------
Tenant to, at any time and from time to time without advance notice to Tenant (any such notice being expressly waived by Tenant), set-off and apply any and all sums held by Landlord, any indebtedness of Landlord to Tenant, and any claims by Tenant against Landlord, against any obligations of Tenant hereunder and against any claims by Landlord against Tenant, whether or not such obligations or claims of Tenant are matured and whether or not Landlord has exercised any other remedies hereunder. The rights of Landlord under this section are in addition to any other rights and remedies Landlord may have against Tenant.

          8.4  Performance of Tenant's Covenants. Landlord may perform any
               ---------------------------------
obligation of Tenant which Tenant has failed to perform within 5 days after Landlord has sent a written notice to Tenant informing it of its specific failure. Tenant shall reimburse Landlord on demand, as Additional Rent, for any expenditures thus incurred by Landlord and shall pay interest thereon at the Overdue Rate (as defined in (S)8.6).

          8.5  Late Payment Charge. Tenant acknowledges that any default in the
               -------------------
payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10 day grace period set forth in this section shall not extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.

          8.6  Interest. In addition to the late payment charge, any payment not
               --------
made by Tenant within 10 days after the due date shall thereafter bear interest at the rate (the "Overdue Rate") of 18% per annum, provided, however, that at no time will Tenant be required to pay interest at a rate higher than the maximum legal rate and, provided further, that if a court of competent jurisdiction determines that any other charges payable under this Lease are deemed to be interest, the Overdue Rate shall be adjusted to ensure that the aggregate interest payable under this Lease does not accrue at a rate in excess of the maximum legal rate. Tenant shall not be required to pay interest upon any late payment fees assessed pursuant to (S)8.5.

          8.7  Litigation; Attorneys' Fees. Within 5 days after Tenant has
               ---------------------------
knowledge of any litigation or other proceeding that may be instituted against Tenant, against the Leased Property to secure or recover possession thereof, or that may affect the title to or the interest of Landlord in the Leased Property, Tenant shall give written notice thereof to Landlord. Tenant shall pay all reasonable costs and expenses incurred by Landlord in enforcing or preserving Landlord's rights under this Lease, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including without limitation, [i] the fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] reasonable attorney, paralegal, consulting and witness fees and disbursements, whether in house counsel or outside counsel; and [iii] the expenses, including without limitation, lodging, meals, and transportation, of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other similar proceedings and attendance at hearings, depositions, and trials in connection therewith. All such costs, charges and fees payable by Tenant shall be deemed to be Additional Rent under this Lease.

          8.8  Escrows and Application of Payments. As security for the
               -----------------------------------
performance of its obligations hereunder, Tenant hereby assigns to Landlord all its right, title, and interest in and to all monies escrowed with Landlord under this Lease and all deposits with utility companies, taxing authorities and insurance companies; provided, however, that Landlord shall not exercise its rights hereunder until an Event of Default has occurred. Any payments received by Landlord under any provisions of this Lease during the existence or continuance of an Event of Default shall be applied to Tenant's obligations in the order which Landlord may determine.

          8.9    Remedies Cumulative. The remedies of Landlord herein are
                 -------------------
cumulative to and not in lieu of any other remedies available to Landlord at law or in equity. The use of any one remedy shall not be taken to exclude or waive the right to use any other remedy.

          8.10   Rights and Remedies.  Upon the occurrence of any Event of
                 -------------------
Default under this Lease, and at any time thereafter until Landlord waives the default in writing or acknowledges cure of the default in writing, at Landlord's option, without declaration, notice of nonperformance, protest, notice of protest, notice of default, or any other notice or demand of any kind, Landlord may exercise any and all rights and remedies provided in this Agreement or any Lease Document.

          8.11   Waivers.  Tenant waives [i] any notice required by statute or
                 -------
other law as a condition to bringing an action for possession of, or eviction from, any of the Leased Property, [ii] any right of re-entry or repossession, [iii] any right to a trial by jury in any action or proceeding arising out of or relating to this Lease, [iv] any objections, defenses, claims or rights with respect to the exercise by Landlord of any rights or remedies, [v] all presentments, demands for performance, notices of nonperformance, protest, notices of protest, notices of dishonor and any other notice or demand of any kind, and [vi] all notices of the existence, creation or incurring of any obligation or advance under the Lease before or after this date.


                       ARTICLE 9: DAMAGE AND DESTRUCTION

          9.1    Notice of Casualty. If the Leased Property shall be destroyed,
                 ------------------
in whole or in part, or damaged by fire, flood, windstorm or other casualty (a "Casualty"), Tenant shall give written notice thereof to the Landlord within one business day after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available to Tenant, Tenant shall provide the following information to Landlord: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty including the type of Leased Property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Leased Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Leased Property; [vi] a description of the anticipated property insurance claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five days after request from Landlord, Tenant will provide Landlord with copies of all correspondence to the insurer and any other information reasonably requested by Landlord.

          9.2    Substantial Destruction.
                 -----------------------

          9.2.1 The term "substantially destroyed" means any casualty resulting in the loss of use of 50% or more of the licensed beds at any one Facility.

          9.2.2 If the Improvements are substantially destroyed during the Term, Landlord may elect to terminate this Lease, at Landlord's option, and retain the insurance proceeds. If Landlord elects to terminate, Landlord shall give notice ("Termination Notice") of its election to terminate this Lease within 30 days after receipt of Tenant's notice of the damage, and this Lease shall terminate on the 15th day after delivery of the Termination Notice. If this Lease is so terminated, Tenant shall be liable to Landlord for all Rent and all other obligations accrued under this Lease through the effective date of termination.

          9.3    Partial Destruction. If the Leased Property is not
                 -------------------
substantially destroyed, then Tenant shall comply with the provisions of (S)9.4 and Landlord shall make the insurance proceeds available to Tenant for such restoration.

          9.4  Restoration. Tenant shall promptly repair, rebuild, or restore
               -----------
the Leased Property, at Tenant's expense, so as to make the Leased Property at least equal in value to the Leased Property existing immediately prior to such occurrence and as nearly similar to it in character as is practicable and reasonable. Before beginning such repairs or rebuilding, or letting any contracts in connection with such repairs or rebuilding, Tenant will submit for Landlord's approval, which approval Landlord will not unreasonably withhold or delay, plans and specifications meeting the requirements of (S)16.2 for such repairs or rebuilding. Promptly after receiving Landlord's approval of the plans and specifications and receiving the proceeds of insurance, Tenant will begin such repairs or rebuilding and will prosecute the repairs and rebuilding to completion with diligence, subject, however, to strikes, lockouts, acts of God, embargoes, governmental restrictions, and other causes beyond Tenant's reasonable control. Landlord will make available to Tenant the net proceeds of any fire or other casualty insurance paid to Landlord for such repair or rebuilding as the same progresses, after deduction of any costs of collection, including attorneys' fees. Payments will be made against properly certified vouchers of a competent architect in charge of the work and approved by Landlord. Prior to commencing the repairing or rebuilding, Tenant shall deliver to Landlord for Landlord's approval a schedule setting forth the estimated monthly draws for such work. Landlord will contribute to such payments out of the insurance proceeds an amount equal to the proportion that the total net amount received by Landlord from insurers bears to the total estimated cost of the rebuilding or repairing, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold 10% from each payment until the work is completed and proof has been furnished to Landlord that no lien or liability has attached or will attach to the Leased Property or to Landlord in connection with such repairing or rebuilding. Upon the completion of rebuilding and the furnishing of such proof, the balance of the net proceeds of such insurance payable to Tenant on account of such repairing or rebuilding will be paid to Tenant. Tenant will obtain and deliver to Landlord a temporary or final certificate of occupancy before the Leased Property is reoccupied for any purpose. Tenant shall complete such repairs or rebuilding free and clear of mechanic's or other liens, and in accordance with the building codes and all applicable laws, ordinances, regulations, or orders of any state, municipal, or other public authority affecting the repairs or rebuilding, and also in accordance with all requirements of the insurance rating organization, or similar body. Any remaining proceeds of insurance after such restoration will be Tenant's property.

          9.5  Insufficient Proceeds. If the proceeds of any insurance
               ---------------------
settlement are not sufficient to pay the costs of such repair, rebuilding or restoration in full, Tenant shall deposit with Landlord at Landlord's option, and within 30 days of Landlord's request, an amount sufficient in Landlord's reasonable judgment to complete such repair, rebuilding or restoration. Tenant shall not, by reason of the deposit or payment, be entitled to any reimbursement from Landlord or diminution in or postponement of the payment of the Rent.

          9.6  Not Trust Funds. Notwithstanding anything herein or at law or
               ---------------
equity to the contrary, none of the insurance proceeds paid to Landlord as herein provided shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 9. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Leased Property from any casualty whatsoever, whether or not insurable or insured against.

          9.7  Landlord's Inspection.  During the progress of such repairs or
               ---------------------
rebuilding, Landlord and its architects and engineers may, from time to time, inspect the Leased Property and will be furnished, if required by them, with copies of all plans, shop drawings, and specifications relating to such repairs or rebuilding. Tenant will keep all plans, shop drawings, and specifications at the building, and Landlord and its architects and engineers may examine them at all reasonable times. If, during such repairs or rebuilding, Landlord and its architects and engineers determine that the repairs or rebuilding are not being done in accordance with the approved plans and specifications, Landlord will give prompt notice in writing to Tenant, specifying in detail the particular deficiency, omission, or other respect in which Landlord claims such repairs or rebuilding do not accord with the approved plans and specifications. Upon the receipt of any such notice, Tenant will cause corrections to be made to any deficiencies, omissions, or such other respect. Tenant's obligations to supply insurance, according to Article 4, will be applicable to any repairs or rebuilding under this section.

          9.8    Landlord's Costs. Tenant shall, within 30 days after receipt of
                 ----------------
an invoice from Landlord, pay the costs, expenses, and fees of any architect or engineer employed by Landlord to review any plans and specifications and to supervise and approve any construction, or for any services rendered by such architect or engineer to Landlord as contemplated by any of the provisions of this Lease, or for any services performed by Landlord's attorneys in connection therewith. The daily fee for Landlord's consulting engineer is $750.00.

          9.9    No Rent Abatement. Rent will not abate pending the repairs or
                 -----------------
rebuilding of the Leased Property.

          9.10   Business Interruption Insurance. All business interruption
                 -------------------------------
insurance proceeds shall be paid to Tenant.


                           ARTICLE 10: CONDEMNATION

          10.1   Total Taking. If, by exercise of the right of eminent domain or
                 ------------
by conveyance made in response to the threat of the exercise of such right ("Taking"), the entire Leased Property is taken, or so much of the Leased Property is taken that the Leased Property cannot be used by Tenant for the purposes for which it was used immediately before the Taking, then this Lease will end on the earlier of the vesting of title to the Leased Property in the condemning authority or the taking of possession of the Leased Property by the condemning authority. All damages awarded for such Taking under the power of eminent domain shall be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or the fee of the Leased Property.

          10.2   Partial Taking. If, after a Taking, so much of the Leased
                 --------------
Property remains that the Leased Property can be used for substantially the same purposes for which it was used immediately before the Taking, then [i] this Lease will end as to the part taken on the earlier of the vesting of title to the Leased Property in the condemning authority or the taking of possession of the Leased Property by the condemning authority; [ii] at its cost, Tenant shall restore so much of the Leased Property as remains to a sound architectural unit substantially suitable for the purposes for which it was used immediately before the Taking, using good workmanship and new, first-class materials; [iii] upon completion of the restoration, Landlord will pay Tenant the lesser of the net award made to Landlord on the account of the Taking (after deducting from the total award, attorneys', appraisers', and other fees and costs incurred in connection with the obtaining of the award and amounts paid to the holders of mortgages secured by the Leased Property), or Tenant's actual out-of-pocket costs of restoring the Leased Property; and [iv] Landlord shall be entitled to the balance of the net award. The restoration shall be completed in accordance with (S)(S)9.4, 9.5, 9.7, 9.8 and 9.9 with such provisions deemed to apply to condemnation instead of casualty.

          10.3   Condemnation Proceeds Not Trust Funds. Notwithstanding anything
                 -------------------------------------
in this Lease or at law or equity to the contrary, none of the condemnation award paid to Landlord shall be deemed trust funds, and Landlord shall be entitled to dispose of such proceeds as provided in this Article 10. Tenant expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Leased Property from any Condemnation.

                         ARTICLE 11: TENANT'S PROPERTY

          11.1   Tenant's Property. Tenant shall install, place, and use on the
                 -----------------
Leased Property such fixtures, furniture, equipment, inventory and other personal property in addition to the Personal Property as may be required or as Tenant may, from time to time, deem necessary or useful to operate the Leased Property for its permitted purposes. All fixtures, furniture, equipment, inventory, and other personal property installed, placed, or used on the Leased Property which is owned by Tenant or leased by Tenant from third parties is hereinafter referred to as "Tenant's Property".

          11.2   Requirements for Tenant's Property. Tenant shall comply with
                 ----------------------------------
all of the following requirements in connection with Tenant's Property:

                 (a) Tenant shall, at Tenant's sole cost and expense, maintain, repair, and replace Tenant's Property.

                 (b) Tenant shall, at Tenant's sole cost and expense, keep Tenant's Property insured against loss or damage by fire, vandalism and malicious mischief, sprinkler leakage, earthquake, and other physical loss perils commonly covered by fire and extended coverage, boiler and machinery, and difference in conditions insurance in an amount not less than 90% of the then full replacement cost thereof. Tenant shall use the proceeds from any such policy for the repair and replacement of Tenant's Property. The insurance shall meet the requirements of (S)4.3.

                 (c)  Tenant shall pay all taxes applicable to Tenant's
Property.

                 (d) If Tenant's Property is damaged or destroyed by fire or any other cause, Tenant shall promptly repair or replace Tenant's Property unless Landlord elects to terminate this Lease pursuant to (S)9.2.2.

                 (e) Unless an Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default has occurred, Tenant may remove Tenant's Property from the Leased Property from time to time provided that [i] the items removed are not required to operate the Leased Property for the Facility Uses (unless such items are being replaced by Tenant); and [ii] Tenant repairs any damage to the Leased Property resulting from the removal of Tenant's Property.

                 (f) Tenant shall not, without the prior written consent of Landlord or as otherwise provided in this Lease, remove any Tenant's Property or Leased Property. Tenant shall, at Landlord's option, remove Tenant's Property upon the termination or expiration of this Lease and shall repair any damage to the Leased Property resulting from the removal of Tenant's Property. If Tenant fails to remove Tenant's Property within 30 days after request by Landlord, then Tenant shall be deemed to have abandoned Tenant's Property, Tenant's Property shall become the property of Landlord, and Landlord may remove, store and dispose of Tenant's Property. In such event, Tenant shall have no claim or right against Landlord for such property or the value thereof regardless of the disposition thereof by Landlord. Tenant shall pay Landlord, upon demand, all expenses incurred by Landlord in removing, storing, and disposing of Tenant's Property and repairing any damage caused by such removal. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.

                 (g) Tenant shall perform its obligations under any equipment lease or security agreement for Tenant's Property. For equipment loans or leases for equipment having an original cost in excess of $50,000.00, Tenant shall cause such equipment lessor or lender to enter into a nondisturbance agreement with Landlord upon terms and conditions acceptable to Landlord, including without limitation, the following: [i] Landlord shall have the right (but not the obligation) to assume such equipment lease or security agreement upon the occurrence of an Event of Default by Tenant hereunder; [ii] such equipment lessor or lender shall notify Landlord of any default by Tenant under the equipment lease or security agreement and give Landlord a reasonable opportunity to cure such default; and [iii] Landlord shall have the right to assign its interest in the equipment lease or security agreement and nondisturbance agreement. Tenant shall, within 30 days after receipt of an invoice from Landlord, reimburse Landlord for all costs and expenses incurred in reviewing and approving the equipment lease, security agreement and nondisturbance agreement, including without limitation, reasonable attorneys' fees and costs.


                      ARTICLE 12: [INTENTIONALLY DELETED]

                 ARTICLE 13: RIGHT TO PURCHASE LEASED PROPERTY

          13.1   Right to Purchase. During the Term, Tenant shall have the right
                 -----------------
to purchase all of the Leased Property (but not any part thereof) in accordance with the terms of this Article 13.

          13.2   Conditions Precedent to Right to Purchase. Tenant's right to
                 -----------------------------------------
purchase the Leased Property is subject to satisfaction of the following conditions on or before the closing of the purchase.

                 (a)  Notice. Landlord must receive from Tenant a written notice
                      ------
of intent to purchase prior to the expiration of the Term.

                 (b)  No Defaults. No Event of Default shall have occurred under
                      -----------
this Lease (excluding any default which has been cured in accordance with the terms of this Lease or which has been waived in writing by Landlord), nor any event which with the giving of notice or the passage of time or both, would constitute such an Event of Default.

                 (c)  Payment to KDA. Tenant shall have paid all amounts owed to
                      --------------
KDA under the KDA Settlement Agreement; KDA and any of its subcontractors that have filed liens against the Leased Property shall have released such liens; and KDA shall have dismissed with prejudice all of KDA's claims against Tenant and Landlord in the arbitration and litigation proceedings.

          13.3   Purchase Price. If the purchase of the Leased Property is
                 --------------
closed on or before August 31, 1999, the purchase price ("Purchase Price") will be the sum of [i] $10,356,510.42, plus [ii] $50,000.00 owed by Tenant to Landlord for Landlord's attorneys' fees and expenses as set forth in Paragraph 4 of the Settlement Agreement, plus [iii] any amounts to be paid by Tenant to Landlord under Paragraphs 4 and 5 of the Settlement Agreement that remain unpaid, plus [iv] any amount paid by Landlord to KDA, directly or indirectly, in accordance with (S)7.3.1 of the Lease and Paragraph 5 of the Settlement Agreement. If the purchase of the Leased Property is closed after August 31, 1999 but on or before September 30, 1999, the Purchase Price will be the amount calculated in the preceding sentence plus .75% of such amount. If the purchase of the Leased Property is closed after September 30, 1999 but on or before January 31, 2000, the Purchase Price will be the Purchase Price that would have been required to be paid if the closing had occurred during the preceding month increased by .75% of such amount. In addition to the Purchase Price, Tenant shall pay all closing costs and expenses in connection with the transfer of the Leased Property to Tenant including but not limited to the following: [a] real property conveyance or transfer fees or deed stamps; [b] title search fees, title insurance commitment fees, and title insurance premiums; [c] survey fees; [d] environmental assessment fees; [e] recording fees; [f] fees of any escrow agent; and [g] all amounts, costs, expenses, charges, Additional Rent and other items payable by Tenant to Landlord under this Lease. Title insurance will be issued by Blalock, Landers, Walters & Vogler, P.A. or such other party designated by Tenant. Tenant acknowledges and agrees that the Purchase Price is equal to the fair market value of the Leased Property.

          13.4   Closing. The purchase of the Leased Property by Tenant shall
                 -------
close on a date agreed to by Landlord and Tenant. At the closing, Tenant shall pay the Purchase Price and all closing costs in immediately available funds and Landlord shall convey title to the Leased Property to Tenant by a transferable and recordable special or limited warranty deed and special or limited warranty bill of sale.

          13.5   Failure to Exercise Right to Purchase. If Tenant for any reason
                 -------------------------------------
does not exercise its right to purchase in accordance with the terms and conditions of this Lease before the expiration of the Term, Tenant shall be deemed to have forfeited all interest in the Leased Property. Tenant acknowledges and agrees that the right to purchase the Lease Property automatically expires at the end of the Lease Term.

          13.6   Effect of Delivery of Financing Commitment. The following terms
                 ------------------------------------------
and conditions will be applicable if prior to the Expiration Date, Tenant delivers to Landlord an executed, binding commitment letter for the financing of Tenant's purchase of the Leased Property from a lender acceptable to Landlord:

                 (a)  Extension of Current Term. The current Term will be
                      -------------------------
extended (the "Extended Term") for 90 days.

                 (b)  Lease Obligations. During the Extended Term, Tenant shall
                      -----------------
continue to perform Tenant's Obligations under the Lease, including but not limited to making monthly payments of Rent (including Base Rent) in an amount equal to the January 1, 2000 Rent payment.

                 (c)  Purchase Price Increase. During the Extended Term, the
                      -----------------------
Purchase Price shall continue to increase by .75% each month.


                        ARTICLE 14: NEGATIVE COVENANTS

          Until Tenant's Obligations shall have been performed in full, Tenant and Guarantor covenant and agree that Tenant (and Guarantor where applicable) shall not do any of the following without the prior written consent of Landlord:

          14.1   No Debt. Tenant shall not create, incur, assume, or permit to
                 -------
exist any indebtedness other than [i] trade debt incurred in the ordinary course of Tenant's business; and [ii] indebtedness relating to the Letter of Credit; and [iii] indebtedness that is secured by any Permitted Lien.

          14.2   No Liens. Tenant shall not create, incur, or permit to exist
                 --------
any lien, charge, encumbrance, easement or restriction upon the Leased Property or any lien upon or pledge of any interest in Tenant, except for Permitted Liens.

          14.3   No Guaranties. Tenant shall not create, incur, assume, or
                 -------------
permit to exist any guarantee of any loan or other indebtedness except for [i] the endorsement of negotiable instruments for collection in the ordinary course of business; and [ii] guarantee of the indebtedness permitted under (S)14.1.

          14.4   No Transfer. Tenant shall not sell, lease, sublease, mortgage,
                 -----------
convey, assign or otherwise transfer any legal or equitable interest in the Leased Property or any part thereof, except for transfers made in connection with any Permitted Lien.

          14.5   No Dissolution. Tenant, Manager (if applicable) or Guarantor
                 --------------
shall not dissolve, liquidate, merge, consolidate or terminate its existence or sell, assign, lease, or otherwise transfer (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired).

          14.6   No Change in Management or Operation. No material change shall
                 ------------------------------------
occur in the management of Tenant or in the management or licensed operation of the Facility. Robert Lohr or an entity controlled by Robert Lohr shall be solely responsible for the management of the Facility and Tenant shall remain the licensed operator of the Facility as stated on Exhibit A-2. Robert Lohr shall remain the Chief Executive Officer of Tenant.

          14.7   No Investments. Tenant shall not purchase or otherwise acquire,
                 --------------
hold, or invest in securities (whether capital stock or instruments evidencing indebtedness) of or make loans or advances to any person, including, without limitation, any Guarantor, any Affiliate, or any shareholder, member or partner of Tenant, Guarantor or any Affiliate, except for cash balances temporarily invested in short-term or money market securities and investments in marketable securities.

          14.8   [Intentionally Deleted]

          14.9   Subordination of Payments to Affiliates. After the occurrence
                 ---------------------------------------
of an Event of Default and until such Event of Default is cured, Tenant and Guarantor shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to Guarantor, Manager (if applicable), any Affiliate, or any shareholder, member or partner of Tenant, Guarantor, Manager (if applicable) or any Affiliate.

          14.10  Change of Location or Name. Tenant shall not change any of the
                 --------------------------
following without giving Landlord at least 20 days prior written notice: [i] the location of the principal place of business or chief executive office of Tenant, or any office where any of Tenant's books and records are maintained; or [ii] the name under which Tenant conducts any of its business or operations.


                       ARTICLE 15: AFFIRMATIVE COVENANTS

          15.1   Perform Obligations. Tenant shall perform all of its
                 -------------------
obligations under this Lease (including the Settlement Agreement), the Government Authorizations, the Permitted Exceptions, and all Legal Requirements.

          15.2   Proceedings to Enjoin or Prevent Construction. If any
                 ---------------------------------------------
proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful Tenant's construction, occupancy, maintenance, or operation of the Facility or any portion thereof, Tenant will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom, and will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings and any other proceedings.

          15.3   Documents and Information.
                 -------------------------

          15.3.1 Furnish Documents. Tenant shall periodically during the term of
                 -----------------
the Lease deliver to Landlord the Annual Financial Statements, Periodic Financial Statements and other documents described on Exhibit C within the specified time periods. With each delivery of Annual Financial Statements and Periodic Financial Statements (other than the monthly Facility Financial Statement) to Landlord, Tenant shall also deliver to Landlord a certificate signed by the Chief Financial Officer, general partner or managing member (as applicable) of Tenant, an Annual Facility Financial Report or Quarterly Facility Financial Report, as applicable, and a Quarterly Facility Accounts Receivable Aging Report all in the form of Exhibit D. In addition, Tenant shall deliver to Landlord the Annual Facility Financial Report and a Quarterly

Facility Accounts Receivable Aging Report (based upon internal financial statements) within 60 days after the end of each fiscal year.

          15.3.2  Furnish Information. Tenant shall [i] promptly supply Landlord
                  -------------------
with such information concerning its financial condition, affairs and property, as Landlord may reasonably request from time to time hereafter; [ii] promptly notify Landlord in writing of any condition or event that constitutes a breach or event of default of any term, condition, warranty, representation, or provisions of this Agreement or any other agreement, and of any material adverse change in its financial condition; [iii] maintain a standard and modern system of accounting; [iv] permit Landlord or any of its agent or representatives to have access to and to examine all of its books and records regarding the financial condition of the Facility at any time or times hereafter during business hours and after reasonable oral or written notice; and [v] permit Landlord to copy and make abstracts from any and all of said books and records.

          15.3.3  Further Assurances and Information. Tenant shall, on request
                  ----------------------------------
of Landlord from time to time, execute, deliver, and furnish documents as may be necessary to fully consummate the transactions contemplated under this Agreement. Within 15 days after a request from Landlord, Tenant shall provide to Landlord such additional information regarding Tenant, Tenant's financial condition or the Facility as Landlord, or any existing or proposed creditor of Landlord, or any auditor or underwriter of Landlord, may require from time to time, including, without limitation, a current Tenant's Certificate and Facility Financial Report in the form of Exhibit D. Upon Landlord's request, but not more than once every three years, Tenant shall provide to Landlord, an appraisal prepared by an MAI appraiser setting forth the current fair market value of the Leased Property.

          15.3.4  Material Communications. Tenant shall transmit to Landlord,
                  -----------------------
within 10 business days after receipt thereof, any material communication affecting a Facility, this Lease, the Legal Requirements or the Government Authorizations, and Tenant will promptly respond to Landlord's inquiry with respect to such information. Tenant shall promptly notify Landlord in writing after Tenant has knowledge of any potential, threatened or existing litigation or proceeding against, or investigation of, Tenant, Guarantor, or the Facility that may affect the right to operate the Facility or Landlord's title to the Facility or Tenant's interest therein.

          15.3.5  Requirements for Financial Statements.  Tenant shall meet the
                  -------------------------------------
following requirements in connection with the preparation of the financial statements: [i] all audited financial statements shall be prepared in accordance with general accepted accounting principles consistently applied; [ii] all unaudited financial statements shall be prepared in a manner substantially consistent with prior audited and unaudited financial statements submitted to Landlord; [iii] all financial statements shall fairly present the financial condition and performance for the relevant period in all material respects; [iv] the financial statements shall include all notes to the financial statements and a complete schedule of contingent liabilities and transactions with Affiliates; and [v] the audited financial statements shall contain an unqualified opinion.

          15.4    Compliance With Laws. Tenant shall comply with all Legal
                  --------------------
Requirements and keep all Government Authorizations in full force and effect. Tenant shall pay when due all taxes and governmental charges of every kind and nature that are assessed or imposed upon Tenant at any time during the term of the Lease, including, without limitation, all income, franchise, capital stock, property, sales and use, business, intangible, employee withholding, and all taxes and charges relating to Tenant's business and operations. Tenant shall be solely responsible for compliance with all Legal Requirements, including the ADA, and Landlord shall have no responsibility for such compliance.

          15.5    Broker's Commission. Tenant shall indemnify Landlord from
                  -------------------
claims of brokers arising by the execution hereof or the consummation of the transactions contemplated hereby and from expenses incurred by Landlord in connection with any such claims (including attorneys' fees).

          15.6    Existence and Voting Trust. Tenant shall maintain its
                  --------------------------
existence throughout the term of this Agreement. All shares of stock of Tenant owned by Richard and Betty Conard and their affiliates and all shares of stock of Tenant owned by John Robenalt and his affiliates shall be placed in a voting trust approved by Landlord that will be controlled and voted by Robert Lohr as provided in the Settlement Agreement.

          15.7    Financial Covenants. As of July 1, 1999, Tenant shall be in
                  -------------------
compliance with the Pro Forma Statement. If Tenant is not in compliance, Tenant shall have an additional 30 days to comply. If Tenant is not in compliance with the Pro Forma Statement as of August 1, 1999, Tenant shall deliver to Landlord a Letter of Credit in the amount of $68,000.00 ("Operating Performance Letter of Credit"). For each month that Tenant is not in compliance with the Pro Forma Statement, Tenant shall increase the Operating Performance Letter of Credit by the amount of $45,000.00 or deliver an additional Operating Performance Letter of Credit to Landlord in the amount of $45,000.00.

          15.8    Transfer of License. If this Lease is terminated due to
                  -------------------
expiration of the Term, pursuant to an Event of Default or for any reason other than Tenant's purchase of the Leased Property, or if Tenant vacates the Leased Property without termination of this Lease, Tenant shall execute, deliver and file all documents and statements requested by Landlord to effect the transfer of the Facility license and Government Authorizations to an entity designated by Landlord, subject to any required approval of governmental regulatory authorities, and Tenant shall provide to Landlord all information and records required by Landlord in connection with the transfer of the license and Government Authorizations.

          15.9    New Payables. Tenant shall timely pay Tenant's New Payables as
                  ------------
defined in the Settlement Agreement and provide evidence of all money being invested in or contributed to Tenant.

          15.10   Accounts Payable.  On or before May 19, 1999, Tenant shall pay
                  ----------------
$200,000.00 towards accounts payable existing as of April 16, 1999, including but not limited to unpaid real estate taxes and assessments. In addition, Tenant shall contribute an additional $25,000.00 per month toward accounts payable existing as of April 16, 1999 until such accounts payable have been paid in full.

          15.11   Weekly Reports.  Tenant shall provide reasonable weekly
                  --------------
financial reports to Landlord including check registers, accounts payable aging reports, and census reports.

          15.12   Travel Expenses. Tenant shall pay Landlord's reasonable travel
                  ---------------
expenses, up to an aggregate of $10,000.00 but with no more than $1,000.00 being required to be paid in any one month, for Landlord's employees or representatives to visit each Facility once a month.

          15.13   Release of Claims.  At Closing, Tenant shall execute and
                  -----------------
deliver to Landlord a release of any and all claims Tenant has or may have against Landlord.

                       ARTICLE 16: ALTERATIONS, CAPITAL
                            IMPROVEMENTS, AND SIGNS

          16.1    Prohibition on Alterations and Improvements. Except for
                  -------------------------------------------
Permitted Alterations (as hereinafter defined), Tenant shall not make any structural or nonstructural changes, alterations, additions and/or improvements (hereinafter collectively referred to as "Alterations") to the Leased Property.

          16.2    Approval of Alterations. If Tenant desires to perform any
                  -----------------------
Permitted Alterations, Tenant shall deliver to Landlord plans, specifications, drawings, and such other information as may be reasonably requested by Landlord (collectively the "Plans and Specifications") showing in reasonable detail the scope and nature of the Alterations that Tenant desires to perform. It is the intent of the parties hereto that the level of detail shall be comparable to that which is referred to in the architectural profession as "design development drawings" as opposed to working or biddable drawings. Landlord agrees not to unreasonably delay its review of the Plans and Specifications. Within 30 days after receipt of an invoice, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in reviewing and, if required, approving or disapproving the Plans and Specifications, inspecting the Leased Property, and otherwise monitoring compliance with the terms of this Article 16. Tenant shall comply with the requirements of (S)16.4 in making any Permitted Alterations.

          16.3  Permitted Alterations. Permitted Alterations means any one of
                ---------------------
the following: [i] Alterations approved by Landlord; [ii] Alterations required under (S)7.2; [iii] Alterations having a total cost of less than $25,000.00; or [iv] repairs, rebuilding and restoration required or undertaken pursuant to
(S)9.4.

          16.4  Requirements for Permitted Alterations. Tenant shall comply with
                --------------------------------------
all of the following requirements in connection with any Permitted Alterations:

                (a) The Permitted Alterations shall be made in accordance with the approved Plans and Specifications.

                (b) The Permitted Alterations and the installation thereof shall comply with all applicable legal requirements and insurance requirements.

                (c) The Permitted Alterations shall be done in a good and workmanlike manner, shall not impair the value or the structural integrity of the Leased Property, and shall be free and clear of all construction liens.

                (d) For any Permitted Alterations having a total cost of $100,000.00 or more, Tenant shall deliver to Landlord a payment and performance bond, with a surety acceptable to Landlord, in an amount equal to the estimated cost of the Permitted Alterations, guaranteeing the completion of the work free and clear of liens and in accordance with the approved Plans and Specifications, and naming Landlord and any mortgagee of Landlord as joint obligees on such bond.

                (e) Tenant shall, at Tenant's expense, obtain a builder's completed value risk policy of insurance insuring against all risks of physical loss, including collapse and transit coverage, in a nonreporting form, covering the total value of the work performed, and equipment, supplies, and materials, and insuring initial occupancy. Landlord and any mortgagee of Landlord shall be additional insureds of such policy. Landlord shall have the right to approve the form and substance of such policy.

                (f) Tenant shall pay the premiums required to increase the amount of the insurance coverages required by Article 4 to reflect the increased value of the Improvements resulting from installation of the Permitted Alterations, and shall deliver to Landlord a certificate evidencing the increase in coverage.

                (g) Tenant shall, not later than 60 days after completion of the Permitted Alterations, deliver to Landlord a revised "as-built" survey of the Leased Property if the Permitted Alterations altered the Land or "foot-print" of the Improvements and an "as-built" set of Plans and Specifications for the Permitted Alterations in form and substance reasonably satisfactory to Landlord.

                (h) Tenant shall, not later than 30 days after Landlord sends an invoice, reimburse Landlord for any reasonable costs and expenses, including attorneys' fees and architects' and engineers' fees, incurred in connection with reviewing and approving the Permitted Alterations and ensuring

Tenant's compliance with the requirements of this section. The daily fee for Landlord's consulting engineer is $750.00.

          16.5   Ownership and Removal of Permitted Alterations.  The Permitted
                 ----------------------------------------------
Alterations shall become a part of the Leased Property, owned by Landlord, and leased to Tenant subject to the terms and conditions of this Lease. Tenant shall not be required or permitted to remove any Permitted Alterations.

          16.6   Signs.  Tenant may, at its own expense, erect and maintain
                 -----
identification signs at the Leased Property, provided such signs comply with all laws, ordinances, and regulations. Upon the termination or expiration of this Lease, Tenant shall, within 30 days after notice from Landlord, remove the signs and restore the Leased Property to its original condition.


                            ARTICLE 17: [RESERVED]

              ARTICLE 18: ASSIGNMENT AND SALE OF LEASED PROPERTY

          18.1   Prohibition on Assignment and Subletting. Tenant acknowledges
                 ----------------------------------------
that Landlord has entered into this Lease in reliance on the personal services and business expertise of Tenant. Tenant may not assign, sublet, mortgage, hypothecate, pledge, or transfer any interest in this Lease, or in the Leased Property, in whole or in part, without the prior written consent of Landlord, which Landlord may withhold in its sole and absolute discretion. The following transactions will be deemed an assignment or sublease requiring Landlord's prior written consent: [i] an assignment by operation of law; [ii] an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in the Lease; [iii] an arrangement (including but not limited to, management agreements, concessions, licenses, and easements) which allows the use or occupancy of all or part of the Leased Property by anyone other than Tenant; and [iv] a change of ownership of Tenant. Landlord's consent to any assignment or sublease will not release Tenant (or any guarantor) from its payment and performance obligations under this Lease, but rather Tenant, any guarantor, and Tenant's assignee or sublessee will be jointly and severally liable for such payment and performance. An assignment or sublease without the prior written consent of Landlord will be void at the Landlord's option. Landlord's consent to one assignment or sublease will not waive the requirement of its consent to any subsequent assignment or sublease.

          18.2   Requests for Landlord's Consent to Assignment, Sublease or
                 ----------------------------------------------------------
Management Agreement. If Tenant requests Landlord's consent to a specific
--------------------
assignment, sublease, or management agreement, Tenant shall give Landlord [i] the name and address of the proposed assignee, subtenant or manager; [ii] a copy of the proposed assignment, sublease or management agreement; [iii] reasonably satisfactory information about the nature, business and business history of the proposed assignee, subtenant, or manager and its proposed use of the Leased Property; and [iv] banking, financial, and other credit information, and references about the proposed assignee, subtenant or manager sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee, subtenant or manager. Any assignment, sublease or management agreement shall contain provisions to the effect that [a] such assignment, sublease or management agreement is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Landlord; [b] such assignment, sublease or management agreement may not be modified without the prior written consent of Landlord not to be unreasonably withheld or delayed; [c] if this Lease shall terminate before the expiration of such assignment, sublease or management agreement, the assignee, subtenant or manager thereunder will, at Landlord's option, attorn to Landlord and waive any right the assignee, subtenant or manager may have to terminate the assignment, sublease or management agreement or surrender possession thereunder as a result of the termination of this Lease; and [d] if the assignee, subtenant or manager receives a written notice from Landlord stating that Tenant is in default under this Lease, the assignee, subtenant or manager shall thereafter pay all rentals or payments under the assignment, sublease or management agreement directly to Landlord until such default has been cured.

Tenant hereby collaterally assigns to Landlord, as security for the performance of its obligations hereunder, all of Tenant's right, title, and interest in and to any assignment, sublease or management agreement now or hereafter existing for all or part of the Leased Property. Tenant shall, at the request of Landlord, execute such other instruments or documents as Landlord may request to evidence this collateral assignment. If Landlord, in its sole and absolute discretion, consents to such assignment, sublease, or management agreement, such consent shall not be effective until [i] a fully executed copy of the instrument of assignment, sublease or management agreement has been delivered to Landlord; [ii] in the case of an assignment, Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant's obligations under the Lease; and [iii] Tenant has paid to Landlord a fee in the amount of $2,500.00; and [iv] Landlord has received reimbursement from Tenant or the assignee for all attorneys' fees and expenses and all other reasonable out-of-pocket expenses incurred in connection with determining whether to give its consent, giving its consent and all matters relating to the assignment.

          18.3   Agreements with Residents. Notwithstanding (S)18.1, Tenant may
                 -------------------------
enter into an occupancy agreement with residents of the Leased Property without the prior written consent of Landlord provided that [i] the agreement does not provide for lifecare services; [ii] Tenant may not collect rent for more than one month in advance other than deposits for first and lst month's rent; and [iii] all residents of the Leased Property are accurately shown in Tenant's accounting records.

          18.4   Sale of Leased Property. If Landlord or any subsequent owner of
                 -----------------------
the Leased Property sells the Leased Property, its liability for the performance of its agreements in this Lease will end on the date of the sale of the Leased Property, and Tenant will look solely to the purchaser for the performance of those agreements. For purposes of this section, any holder of a mortgage or security agreement which affects the Leased Property at any time, and any landlord under any lease to which this Lease is subordinate at any time, will be a subsequent owner of the Leased Property when it succeeds to the interest of Landlord or any subsequent owner of the Leased Property.

          18.5   Assignment by Landlord. Landlord may transfer, assign,
                 ----------------------
mortgage, collaterally assign, or otherwise dispose of Landlord's interest in this Lease or the Leased Property.


                      ARTICLE 19: HOLDOVER AND SURRENDER

          19.1   Holding Over. Tenant shall have no right to hold and occupy the
                 ------------
Leased Property upon expiration of this Lease.

          19.2   Surrender. Except for [i] Permitted Alterations; [ii] normal
                 ---------
and reasonable wear and tear (subject to the obligation of Tenant to maintain the Leased Property in good order and repair during the Term); and [iii] damage and destruction not required to be repaired by Tenant, Tenant shall immediately and voluntarily, without resistance of any kind, surrender and deliver up the Leased Property at the expiration or termination of the Term in as good order and condition as of the Commencement Date.

                         ARTICLE 20: LETTER OF CREDIT

          20.1   Terms of Letter of Credit.  As security for the performance of
                 -------------------------
its obligations under this Lease, Tenant shall provide Landlord with the Letter of Credit. Except as provided under (S)7.3.1, Tenant shall maintain the Letter of Credit in favor of Landlord until Tenant's Obligations are performed in full. The Letter of Credit shall permit partial draws and shall permit drawing upon presentation of a draft drawn on the Issuer and a certificate signed by Landlord stating that an Event of Default has occurred under this Lease. The Letter of Credit shall be for an initial term of one year and shall be automatically renewed annually for successive terms of at least one year unless Landlord receives notice from the Issuer, by certified mail, at least

60 days prior to the expiry date then in effect that the Letter of Credit will not be extended for an additional one-year period.

          20.2   Replacement Letter of Credit.  Tenant shall provide a
                 ----------------------------
replacement Letter of Credit which satisfies the requirements of (S)20.1 from an Issuer acceptable to Landlord within 30 days after the occurrence of any of the following: [i] Landlord's receipt of notice from the Issuer that the Letter of Credit will not be extended for an additional one-year period; [ii] Landlord gives notice to Tenant that the Lace Financial Service Rating of the Issuer is less than a "C+"; or [iii] Landlord gives notice to Tenant of the admission by Issuer in writing of its inability to pay its debts generally as they become due, or Issuer's filing of a petition in bankruptcy or petitions to take advantage of any insolvency act, making an assignment for the benefit of its creditors, consenting to the appointment of a receiver of itself or petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof. Tenant's failure to comply with the requirements of this section shall be an immediate Event of Default without any notice (other than as provided for in the section), cure or grace period.

          20.3   Draws.  Landlord may draw under the Letter of Credit upon the
                 -----
occurrence of an Event of Default hereunder. Any such draw shall not cure an Event of Default. Landlord shall have the right, but not the obligation, to apply all or any portion of the proceeds from the Letter of Credit to pay all or any portion of [i] all Rent and other charges and expenses payable by Tenant under this Lease; plus [ii] all expenses and costs incurred by Landlord in enforcing or preserving Landlord's rights under this Lease or any security for the Lease, including without limitation, [a] the fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency, or other similar proceeding; [b] attorney, paralegal, consulting and witness fees and disbursements; and [c] the expenses, including without limitation, lodging, meals and transportation of Landlord and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency, or similar proceedings and attendance at hearings, depositions, and trials in connection therewith.

          With respect to any portion of the Letter of Credit proceeds that is not applied to payment of Tenant's Obligations, Landlord shall have the option to either [i] deposit the proceeds into an interest-bearing account with a financial institution chosen by Landlord ("LC Account"); or [ii] require Tenant to obtain a replacement Letter of Credit satisfactory to Landlord, with the Letter of Credit proceeds made available to Tenant to secure Tenant's reimbursement obligation for the Letter of Credit. All interest accruing on the LC Account shall be paid to Landlord and may, from time to time, be withdrawn from the LC Account by Landlord. At any time and from time to time until Tenant's Obligations are performed in full, Landlord may apply all or any portion of Tenant's Obligations. Within 10 days after any such payment from the LC Account, Landlord shall give written notice to Tenant describing the amount of such payment and how it was applied to Tenant's Obligations.

          Upon the occurrence of either [i] Landlord's receipt of a replacement Letter of Credit that satisfies the requirements of (S)20.1 and is issued by an Issuer acceptable to Landlord; or [ii] the date on which all of Tenant's Obligations are performed in full, Landlord shall pay the principal balance of the LC Account (but not any accrued interest) to Tenant.

          20.4   Partial Draws.  Upon the occurrence of a monetary Event of
                 -------------
Default under this Lease, Landlord may, at its option, make a partial draw on the Letter of Credit in an amount not to exceed the amount of Tenant's monetary obligations then past due, Tenant shall, within 10 days after notice from Landlord of such partial draw and payment, cause the amount of the Letter of Credit to be reinstated to the amount in effect prior to such partial draw. Tenant's failure to comply with the requirements of this section shall be an immediate Event of Default under the Loan Documents without any notice (other than as provided for in this section), cure or grace period. Landlord's rights under this (S)20.4 are in addition to, and not in limitation of, Landlord's rights under (S)20.3.

          20.5   Substitute Letter of Credit.  Tenant may, from time to time,
                 ---------------------------
deliver to Landlord a substitute Letter of Credit meeting the requirements of this Agreement and issued by an Issuer acceptable to Landlord. Upon Landlord's approval of the substitute Letter of Credit, Landlord shall release the previous Letter of Credit to the Tenant.

          20.6   Construction Liens Letter of Credit.  Notwithstanding the
                 -----------------------------------
foregoing, Landlord shall only draw under the Construction Liens Letter of Credit upon an Event of Default under (S)7.3.1. In addition, if Landlord draws under the Construction Liens Letter of Credit, Landlord shall apply all of the proceeds from the Construction Liens Letter of Credit to payment of amounts owed by Tenant to KDA.


      ARTICLE 21: QUIET ENJOYMENT, SUBORDINATION, ATTORNMENT AND ESTOPPEL
                                 CERTIFICATES

          21.1   Quiet Enjoyment. So long as Tenant performs all of its
                 ---------------
obligations under this Lease, Tenant's possession of the Leased Property will not be disturbed by Landlord.

          21.2   Subordination. Subject to the terms and conditions of this
                 -------------
section, this Lease and Tenant's rights under this Lease are subordinate to any ground lease or underlying lease, first mortgage, first deed of trust, or other first lien against the Leased Property, together with any renewal, consolidation, extension, modification or replacement thereof, which now or at any subsequent time affects the Leased Property or any interest of Landlord in the Leased Property, except to the extent that any such instrument expressly provides that this Lease is superior. The foregoing subordination provision is expressly conditioned upon any lessor or mortgagee being obligated and bound to recognize Tenant as the tenant under this Lease, and such lessor or mortgagee shall have no right to disturb Tenant's possession, use and occupancy of the Leased Property or Tenant's enjoyment of its rights under this Lease unless and until an Event of Default occurs hereunder. Any foreclosure action or proceeding by any mortgagee with respect to the Leased Property shall not affect Tenant's rights under this Lease and shall not terminate this Lease unless and until an Event of Default occurs hereunder. The foregoing provisions will be self-operative, and no further instrument will be required in order to effect them. However, Tenant shall execute, acknowledge and deliver to Landlord, at any time and from time to time upon demand by Landlord, such documents as may be requested by Landlord or any mortgagee or any holder of any mortgage or other instrument described in this section, to confirm or effect any such subordination, provided that any such document shall include a non-disturbance provision as set forth in this section satisfactory to Tenant. Any mortgagee of the Leased Property shall be deemed to be bound by the non-disturbance provision set forth in this section. If Tenant fails or refuses to execute, acknowledge, and deliver any such document within 20 days after written demand, Landlord may execute acknowledge and deliver any such document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any documents described in this section. This power of attorney is coupled with an interest and is irrevocable.

          21.3   Attornment. If any holder of any mortgage, indenture, deed of
                 ----------
trust, or other similar instrument described in (S)21.2 succeeds to Landlord's interest in the Leased Property, Tenant will pay to such holder all Rent subsequently payable under this Lease. Tenant shall, upon request of anyone succeeding to the interest of Landlord, automatically become the tenant of, and attorn to, such successor in interest without changing this Lease. The successor in interest will not be bound by [i] any amendment or modification of this Lease made after the successor in interest succeeds to Landlord's interest and made without its consent as provided in this Lease; [ii] any claim against Landlord arising prior to the date on which the successor succeeded to Landlord's interest; or [iii] any claim or offset of Rent against the Landlord. Upon request by Landlord or such successor in interest and without cost to Landlord or such successor in interest, Tenant will execute, acknowledge and deliver an instrument or instruments confirming the attornment. If Tenant fails or refuses to execute, acknowledge, and deliver any such instrument within 20 days after written demand, then Landlord or such successor in interest will be entitled to execute, acknowledge, and deliver any document on behalf of Tenant as Tenant's attorney-in-fact. Tenant hereby constitutes and irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, and deliver on behalf of Tenant any such document. This power of attorney is coupled with an interest and is irrevocable.

          21.4   Estoppel Certificates. At the request of Landlord or any
                 ---------------------
mortgagee or purchaser of the Leased Property, Tenant shall execute, acknowledge, and deliver an estoppel certificate, in recordable form, in favor of Landlord or any mortgagee or purchaser of the Leased Property certifying the following: [i] that the Lease is unmodified and in full force and effect, or if there have been modifications that the same is in full force and effect as modified and stating the modifications; [ii] the date to which Rent and other charges have been paid; [iii] whether Tenant or Landlord is in default or whether there is any fact or condition which, with notice or lapse of time, or both, would constitute a default, and specifying any existing default, if any; [iv] that Tenant has accepted and occupies the Leased Property; [v] that Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord, if that be the case, or specifying such that exist; and [vi] such other information as may reasonably be requested by Landlord or any mortgagee or purchaser. Any purchaser or mortgagee may rely on this estoppel certificate. If Tenant fails to deliver the estoppel certificates to Landlord within 10 Business Days after the request of the Landlord, then Tenant shall be deemed to have certified that [a] the Lease is in full force and effect and has not been modified, or that the Lease has been modified as set forth in the certificate delivered to Tenant; [b] Tenant has not prepaid any Rent or other charges except for the current month; [c] Tenant has accepted and occupies the Leased Property; [d] neither Tenant nor Landlord is in default nor is there any fact or condition which, with notice or lapse of time, or both, would constitute a default; and [e] Tenant has no defenses, set-offs, deductions, credits, or counterclaims against Landlord. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge, and deliver on Tenant's behalf any estoppel certificate to which Tenant does not object within 10 days after Landlord sends the certificate to Tenant. This power of attorney is coupled with an interest and is irrevocable.


                  ARTICLE 22: REPRESENTATIONS AND WARRANTIES

          Tenant hereby makes the following representations and warranties, as of the Effective Date, to Landlord and acknowledges that Landlord is granting the Lease in reliance upon such representations and warranties. Tenant's representations and warranties shall survive the Closing and, except to the extent made as of a specific date, shall continue in full force and effect until Tenant's Obligations have been performed in full.

          22.1   Organization and Good Standing. Each Tenant is a corporation,
                 ------------------------------
duly organized, validly existing and in good standing under the laws of the State of Florida.

          22.2   Power and Authority. Tenant has the power and authority to
                 -------------------
execute, deliver and perform this Lease. Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of Tenant's obligations under this Lease.

          22.3   Enforceability. This Lease constitutes a legal, valid, and
                 --------------
binding obligation of Tenant enforceable in accordance with its terms.

          22.4   Government Authorizations. The Facility is in compliance with
                 -------------------------
all Legal Requirements. All Government Authorizations are in full force and effect. Except as otherwise noted in

Exhibit E, Tenant holds all Government Authorizations necessary for the operation of the Facility as assisted living facilities as shown on Exhibit A-2. Upon Closing, Tenant is authorized to operate the Facility as assisted living facilities.

          22.5   Financial Statements. Tenant has furnished Landlord with true,
                 --------------------
correct, and complete copies of the Financial Statements. The Financial Statements fairly present the financial position of Tenant and Guarantor as applicable, as of the respective dates and the results of operations for the periods then ended in conformance with generally accepted accounting principles applied on a basis consistent with prior periods. The Financial Statements and other information furnished to Landlord are true, complete and correct and, as of the Effective Date, no material adverse change has occurred since the furnishing of such statements and information. As of the Effective Date, the Financial Statements and other information do not contain any untrue statement or omission of a material fact and are not misleading in any material respect. Tenant and Guarantor are solvent, and no bankruptcy, insolvency, or similar proceeding is pending or contemplated by or, to the knowledge of Tenant, against Tenant or Guarantor.

          22.6   Condition of Facility. To the best of Tenant's knowledge, all
                 ---------------------
of the mechanical and electrical systems, heating and air-conditioning systems, plumbing, water and sewer systems, and all other items of mechanical equipment or appliances are in good working order, condition and repair, are of sufficient size and capacity to service the Facility for the Facility Uses and conform with all applicable ordinances and regulations, and with all building, zoning, fire, safety, and other codes, laws and orders. The Improvements, including the roof and foundation, are structurally sound and free from leaks and other defects.

          22.7   Compliance with Laws. To the best of Tenant's knowledge, there
                 --------------------
is no violation of, or noncompliance with, [i] any laws, orders, rules or regulations, ordinances or codes of any kind or nature whatsoever relating to the Facility or the ownership or operation thereof (including without limitation, building, fire, health, occupational safety and health, zoning and land use, planning and environmental laws, orders, rules and regulations); [ii] any covenants, conditions, restrictions or agreements affecting or relating to the ownership, use or occupancy of the Facility; or [iii] any order, writ, regulation or decree relating to any matter referred to in [i] or [ii] above.

          22.8   No Litigation. To the best of Tenant's knowledge, as of the
                 -------------
Effective Date and except for the litigation involving KDA and as disclosed on Exhibit F, [i] there are no actions or suits, or any proceedings or investigations by any governmental agency or regulatory body pending against Tenant, Guarantor or the Facility; [ii] Tenant has not received notice of any threatened actions, suits, proceedings or investigations against Tenant, Guarantor or the Facility at law or in equity, or before any governmental board, agency or authority which, if determined adversely to Tenant or Guarantor, would materially and adversely affect the Facility or title to the Facility (or any part thereof), the right to operate the Facility as presently operated, or the financial condition of Tenant or Guarantor; [iii] there are no unsatisfied or outstanding judgments against Tenant, Guarantor or the Facility; [iv] there is no labor dispute materially and adversely affecting the operation or business conducted by Tenant, Guarantor, or the Facility; and [v] Tenant does not have knowledge of any facts or circumstances which might reasonably form the basis for any such action, suit, or proceeding.

          22.9   Consents. The execution, delivery and performance of this Lease
                 --------
will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any federal, state, or local governmental or regulatory authority, or any other person or entity, the absence of which would materially impair the ability of Tenant to operate the Facility for the Facility Uses except for the post-acquisition filing for licensure of the Facility.

          22.10  No Violation. The execution, delivery and performance of this
                 ------------
Lease [i] do not and will not conflict with, and do not and will not result in a breach of Tenant's Organizational Documents; [ii] do not and will not conflict with, and do not and will not result in a breach of, and do not and will not constitute a default under (or an event which, with or without notice or lapse of time, or both, would constitute a default under), any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Tenant is a party or by which its assets are bound; and [iii] do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to Tenant or the Facility.

          22.11  Reports and Statements. All reports, statements, certificates
                 ----------------------
and other data furnished by or on behalf of Tenant or Guarantor to Landlord in connection with this Lease, and all representations and warranties made herein or in any certificate or other instrument delivered in connection herewith and therewith, are true and correct in all material respects and do not omit to state any material fact or circumstance necessary to make the statements contained herein or therein, in light of the circumstances under which they are made, not misleading as of the date of such report, statement, certificate or other data. The copies of all agreements and instruments submitted to Landlord, including, without limitation, all agreements relating to management of the Facility, the Letter of Credit, and Tenant's working capital are true, correct and complete copies and include all amendments and modifications of such agreements.

          22.12  ERISA. All plans (as defined in (S)4021(a) of the Employee
                 -----
Retirement Income Security Act of 1974, as amended or supplemented from time to time ("ERISA")) for which Tenant is an "employer" or a "substantial employer" (as defined in (S)(S)3(5) and 4001(a)(2) of ERISA, respectively) are in compliance with ERISA and the regulations and published interpretations thereunder. To the extent Tenant maintains a qualified defined benefit pension plan: [i] there exists no accumulated funding deficiency; [ii] no reportable event and no prohibited transaction has occurred; [iii] no lien has been filed or threatened to be filed by the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA; and [iv] Tenant has not been deemed to be a substantial employer.

          22.13  Chief Executive Office. Tenant maintains its chief executive
                 ----------------------
office and its books and records at the address set forth in the introductory paragraph of this Agreement. Tenant does not conduct any of its business or operations other than at its chief executive office and at the Facility.

          22.14 Other Name or Entities. Except as disclosed herein or as otherwise consented to by Landlord, none of Tenant's business is conducted through any corporate subsidiary, unincorporated association or other entity and Tenant has not, within the six years preceding the date of this Agreement [i] changed its name, [ii] used any name other than the name stated at the beginning of this agreement, or [iii] merged or consolidated with, or acquired any of the assets of, any corporation or other business.

          22.15  Parties in Possession. Except as disclosed on Exhibit B, there
                 ---------------------
are no parties in possession of any Leased Property or any portion thereof as managers, lessees, tenants at sufferance, or trespassers.

          22.16  Access. Access to the Land is directly from a dedicated public
                 ------
right-of-way without any easement. To the knowledge of Tenant, there is no fact or condition which would result in the termination or reduction of the current access to and from the Land to such right-of-way.

          22.17  Utilities. There are available at the Land gas, municipal
                 ---------
water, and sanitary sewer lines, storm sewers, electrical and telephone services in operating condition which are adequate for the operation of the Facility at a reasonable cost. The Land has direct access to utility lines located in a dedicated public right-of-way without any easement. As of the Effective Date, there is no pending or, to the knowledge of Tenant, threatened governmental or third party proceeding which would impair or result in the termination of such utility availability.

          22.18  Condemnation and Assessments. As of the Effective Date, Tenant
                 ----------------------------
has not received notice of, and there are no pending or, to the best of Tenant's knowledge, threatened, condemnation, assessment or similar proceedings affecting or relating to the Facility, or any portion thereof, or any utilities, sewers, roadways or other public improvements serving the Facility.

          22.19  Zoning. To the best of Tenant's knowledge, as of the Effective
                 ------
Date, [i] the use and operation of the Facility for the Facility Uses is a permitted use under the applicable zoning code; [ii] except as disclosed on Exhibit E hereto, no special use permits, conditional use permits, variances, or exceptions have been granted or are needed for such use of the Facility; [iii] the Land is not located in any special districts such as historical districts or overlay districts; and [iv] the Facility has been constructed in accordance with and complies with all applicable zoning laws, including but not limited to, dimensional, parking, setback, screening, landscaping, sign and curb cut requirements.

          22.20  Pro Forma Statement. Tenant has delivered to Landlord a true,
                 -------------------
correct and complete copy of the Pro Forma Statement. The Pro Forma Statement shows Tenant's reasonable expectation of the most likely results of Facility operations for the next 9 month period.

          22.21  Environmental Matters. Except as disclosed in environmental
                 ---------------------
reports provided by Tenant to Landlord, during the period of Tenant's ownership or possession of the Leased Property and, to the best of Tenant's knowledge after diligent inquiry, for the period prior to Tenant's ownership or possession of the Leased Property, [i] the Leased Property is in compliance with all Environmental Laws; [ii] there were no releases or threatened releases of Hazardous Materials on, from, or under the Leased Property, except in compliance with all Environmental Laws; [iii] no Hazardous Materials have been, are or will be used, generated, stored, or disposed of at the Leased Property, except in compliance with all Environmental Laws; [iv] asbestos has not been and will not be used in the construction of any Improvements; [v] no permit is or has been required from the Environmental Protection Agency or any similar agency or department of any state or local government for the use or maintenance of any Improvements; [vi] underground storage tanks on or under the Land, if any, have been and currently are being operated in compliance with all applicable Environmental Laws; [vii] any closure, abandonment in place or removal of an underground storage tank on or from the Land was performed in compliance with applicable Environmental Laws and any such tank had no release contaminating the Leased Property or, if there had been a release, the release was remediated in compliance with applicable Environmental Laws to the satisfaction of regulatory authorities; [viii] no summons, citation or inquiry has been made by any such environmental unit, body or agency or a third party demanding any right of recovery for payment or reimbursement for costs incurred under CERCLA or any other Environmental Laws and the Land is not subject to the lien of any such agency; and [ix] to the best of Tenant's knowledge, the Environmental Assessment is true, complete and accurate. "Disposal" and "release" shall have the meanings set forth in CERCLA.

          22.22  [Intentionally Deleted]

          22.23  No Default. As of the Effective Date, [i] there is no existing
                 ----------
Event of Default under this Lease; and [ii] no event has occurred which, with the giving of notice or the passage of time, or both, would constitute or result in such an Event of Default.

                      ARTICLE 23: [INTENTIONALLY DELETED]

                         ARTICLE 24: SECURITY INTEREST

          24.1   Collateral. Tenant hereby grants to Landlord a security
                 ----------
interest in the following described property, whether now owned or hereafter acquired by Tenant (the "Collateral"), to secure the payment and performance of Tenant's Obligations:

                 (a) All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment," "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in the State) and any leasehold interest of Tenant in any of the foregoing, now or hereafter located in or on or used or usable in connection with the Land, Improvements, or Fixtures and replacements, additions, and accessions thereto, including without limitation those items which are to become fixtures or which are building supplies and materials to be incorporated into an Improvement or Fixture.

                 (b) All accounts, contract rights, general intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising in connection with the business located in or on or used or usable in connection with the Land, Improvements, or Fixtures, and replacements, additions, and accessions thereto.

                 (c) All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles regarding the use, occupancy or operation of the Improvements, or any part thereof, including without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.

                 (d) Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, operation or management of the Improvements, including but not limited to, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.

                 (e) All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation relating to the preceding listed property or otherwise used or usable in connection with the Land and Improvements.

                 (f) The products and proceeds of the preceding listed property, including without limitation cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.

          24.2   Additional Documents. At the request of Landlord, Tenant shall
                 --------------------
execute additional security agreements, financing statements, and such other documents as may be requested by Landlord to maintain and perfect such security interest. Tenant hereby irrevocably appoints Landlord, its successors and assigns, as Tenant's attorney-in-fact to execute, acknowledge, deliver and file such documents on behalf of Tenant. This power of attorney is coupled with an interest and is irrevocable.

          24.3   Notice of Sale. With respect to any sale or other disposition
                 --------------
of any of the Collateral after the occurrence of an Event of Default, Landlord and Tenant agree that the giving of 5 days notice by Landlord, sent by overnight delivery, postage prepaid, to Tenant's notice address designating the time and place of any public sale or the time after which any private sale or other intended disposition of such Collateral is to be made, shall be deemed to be reasonable notice thereof and Tenant waives any other notice with respect thereto.

                           ARTICLE 25: MISCELLANEOUS

          25.1   Notices. Landlord and Tenant hereby agree that all notices,
                 -------
demands, requests, and consents (hereinafter "notices") required to be given pursuant to the terms of this Lease except for the notices required under
(S)8.1(a) shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Lease, and shall be served by [i] personal delivery; [ii] certified mail, return receipt requested, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or 3 days after mailing, or one business day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Landlord or Tenant may change its notice address at any time by giving the other party notice of such change.

          25.2   Advertisement of Leased Property. In the event the parties
                 --------------------------------
hereto have not executed a renewal Lease within 120 days prior to the expiration of this Lease, then Landlord or its agent shall have the right to enter the Leased Property at all reasonable times for the purpose of exhibiting the Leased Property to others and to place upon the Leased Property for and during the period commencing 120 days prior to the expiration of this Lease, "for sale" or "for rent" notices or signs.

          25.3   Entire Agreement. This Lease contains the entire agreement
                 ----------------
between Landlord and Tenant with respect to the subject matter hereof. No representations, warranties, and agreements have been made by Landlord except as set forth in this Lease.

          25.4   Severability. If any term or provision of this Lease is held or
                 ------------
deemed by Landlord to be invalid or unenforceable, such holding shall not affect the remainder of this Lease and the same shall remain in full force and effect, unless such holding substantially deprives Tenant of the use of the Leased Property or Landlord of the rents herein reserved, in which event this Lease shall forthwith terminate as if by expiration of the Term.

          25.5   Captions and Headings. The captions and headings are inserted
                 ---------------------
only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

          25.6   Governing Law. This Lease shall be construed under the laws of
                 -------------
the State.

          25.7 Memorandum of Lease. Tenant shall not record this Lease. Tenant may, however, record a memorandum of lease approved by Landlord.

          25.8   Waiver. No waiver by Landlord of any condition or covenant
                 ------
herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant, nor shall the acceptance of Rent by Landlord at any time when Tenant is in default in the performance or observance of any condition or covenant herein be construed as a waiver of such default, or of Landlord's right to terminate this Lease or exercise any other remedy granted herein on account of such existing default.

          25.9   Binding Effect. This Lease will be binding upon and inure to
                 --------------
the benefit of the heirs, successors, personal representatives, and permitted assigns of Landlord and Tenant.

          25.10  Power of Attorney. Effective upon [i] the occurrence and during
                 -----------------
the continuance of an Event of Default, or [ii] termination of this Lease for any reason other than Tenant's purchase of the

Leased Property, Tenant hereby irrevocably and unconditionally appoints Landlord, or Landlord's authorized officer, agent, employee or designee, as Tenant's true and lawful attorney-in-fact, to act for Tenant in Tenant's name, place, and stead, to execute, deliver and file all applications and any and all other necessary documents and statements to effect the issuance, transfer, reinstatement, renewal and/or extension of the Facility license and all Governmental Authorizations issued to Tenant or applied for by Tenant in connection with Tenant's operation of the Facility, to permit any designee of Landlord or any other transferee to operate the Facility under the Governmental Authorizations, and to do any and all other acts incidental to any of the foregoing. Tenant irrevocably and unconditionally grants to Landlord as its attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Tenant might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to Tenant's purchase of the Leased Property. Except in the case of an emergency, Landlord shall give Tenant three business days prior written notice before acting on behalf of Tenant pursuant to this power of attorney.

          25.11  No Offer. Landlord's submission of this Lease to Tenant is not
                 --------
an offer to lease the Leased Property, or an agreement by Landlord to reserve the Leased Property for Tenant. Landlord will not be bound to Tenant until Tenant has duly executed and delivered duplicate original leases to Landlord, and Landlord has duly executed and delivered one of these duplicate original leases to Tenant.

          25.12  Modification. This Lease may only be modified by a writing
                 ------------
signed by both Landlord and Tenant. All references to this Lease, whether in this Lease or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Lease, made after the date hereof. If Tenant requests Landlord's consent to any change in ownership, merger or consolidation of Tenant or Guarantor, any assumption of the Lease, or any material modification of the Lease, Tenant shall provide Landlord all relevant information and documents sufficient to enable Landlord to evaluate the request. In connection with any such request, Tenant shall pay to Landlord a fee in the amount of $2,500.00 and shall pay all of Landlord's reasonable attorney's fees and expenses and other reasonable out-of-pocket expenses incurred in connection with Landlord's evaluation of Tenant's request, the preparation of any documents and amendments, the subsequent amendment of any documents between Landlord and its collateral pool lenders (if applicable), and all related matters.

          25.13  Landlord's Modification.  Tenant acknowledges that Landlord may
                 -----------------------
mortgage the Leased Property or use the Leased Property as collateral for a collateralized mortgage obligations or Real Estate Mortgage Investment Companies (REMICS). If any mortgage lender of Landlord desires any modification of this Lease, Tenant agrees to consider such modification in good faith and to execute an amendment of this Lease if Tenant finds such modification acceptable.

          25.14 No Merger. The surrender of this Lease by Tenant or the cancellation of this Lease by agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, terminate any subleases or operate as an assignment to Landlord of any subleases. Landlord's option under this paragraph will be exercised by notice to Tenant and all known subtenants of the Leased Property.

          25.15  Laches. No delay or omission by either party hereto to exercise
                 ------
any right or power accruing upon any noncompliance or default by the other party with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

          25.16  Limitation on Tenant's Recourse. Tenant's sole recourse against
                 -------------------------------
Landlord, and any successor to the interest of Landlord in the Leased Property, is to the interest of Landlord, and any such successor, in the Leased Property. Tenant will not have any right to satisfy any judgment which it may have against the Landlord, or any such successor, from any other assets of Landlord, or any such successor. In this section, the terms "Landlord" and "successor" include the shareholders, venturers, and partners of "Landlord" and "successor" and the officers, directors, and employees of the same. The provisions of this section are not intended to limit Tenant's right to seek injunctive relief or specific performance.

          25.17  Construction of Lease. This Lease has been prepared by Landlord
                 ---------------------
and its professional advisors and reviewed by Tenant and its professional advisors. Landlord, Tenant, and their advisors believe that this Lease is the product of all their efforts, that it expresses their agreement, and agree that it shall not be interpreted in favor of either Landlord or Tenant or against either Landlord or Tenant merely because of their efforts in preparing it. Tenant acknowledges and agrees that this Lease is a true lease, that this Lease is not a financing lease or a mortgage, that Tenant does not have an option to purchase other than the rights set forth in this Lease, and that Tenant does not have any other ownership interest in any of the Leased Property.

          25.18  Counterparts. This Lease may be executed in multiple
                 ------------
counterparts, each of which shall be deemed an original hereof.

          25.19  [RESERVED]
                 ----------

          25.20  Custody of Escrow Funds.  Any funds paid to Landlord in escrow
                 -----------------------
hereunder may be held by Landlord or, at Landlord's election, by a financial institution, the deposits or accounts of which are insured or guaranteed by a federal or state agency. The funds shall not be deemed to be held in trust, may be commingled with the general funds of Landlord or such other institution, and shall not bear interest.

          25.21  Landlord's Status as a REIT. Tenant acknowledges that Landlord
                 ---------------------------
(or a Landlord Affiliate) has now and may hereafter elect to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code.

          25.22  Exhibits. The following exhibits are attached hereto and
                 --------
incorporated herein:

          Exhibit A:    Legal Description
          Exhibit A-1:  Personal Property
          Exhibit A-2:  Designation of Facilities
          Exhibit B:    Permitted Exceptions
          Exhibit C:    Documents to be Delivered
          Exhibit D:    Certificate and Facility Financial Reports
          Exhibit E:    Government Authorizations to be Obtained; Zoning Permits
          Exhibit F:    Pending Litigation
          Exhibit G:    [Intentionally Deleted]
          Exhibit H:    Nondisturbance Agreement
          Exhibit I:    Settlement Agreement
          Exhibit J:    Pro Forma Statement

          25.23  WAIVER OF JURY TRIAL. LANDLORD AND TENANT WAIVE TRIAL BY JURY
                 --------------------
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE LEASED PROPERTY (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE). IF LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NONPAYMENT OF RENT, TENANT WILL NOT INTERPOSE, AND WAIVES THE RIGHT TO INTERPOSE, ANY COUNTERCLAIM IN ANY SUCH PROCEEDING.

          25.24  CONSENT TO JURISDICTION.  TENANT HEREBY IRREVOCABLY SUBMITS AND
                 -----------------------
CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR LAKE COUNTY, VOLUSIA COUNTY, POLK COUNTY, OR MANATEE COUNTY, FLORIDA FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THE SETTLEMENT AGREEMENT; [II] THIS LEASE; OR [III] ANY DOCUMENT EXECUTED BY TENANT IN CONNECTION WITH THIS LEASE. TENANT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT TENANT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. TENANT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

          TENANT AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LANDLORD OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LANDLORD, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT, THIS LEASE OR ANY RELATED DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER LUCAS COUNTY, OHIO OR LAKE COUNTY, VOLUSIA COUNTY, POLK COUNTY, OR MANATEE COUNTY, FLORIDA.

          TENANT HEREBY CONSENTS TO SERVICE OF PROCESS BY LANDLORD IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LANDLORD'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LANDLORD'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST TENANT OR THE PROPERTY OF TENANT IN THE COURTS OF ANY OTHER JURISDICTION.

          25.25  Attorney's Fees and Expenses.  Tenant shall pay to Landlord all
                 ----------------------------
reasonable costs and expenses incurred by Landlord in administering this Lease and the security for this Lease, enforcing or preserving Landlord's rights under this Lease and the security for this Lease, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [a] reasonable attorney's and paralegal's fees and disbursements; [b] the fees and expenses of any litigation, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [c] court costs; [d] the expenses of Landlord, its employees, agents, attorneys and witnesses in preparing for litigation, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [e] consulting and witness fees incurred by Landlord in connection with any litigation or other proceeding.

          25.26  Survival. The following provisions shall survive termination of
                 --------
the Lease: Article 9 (Damage & Destruction), Article 10 (Condemnation); Article 16 (Alterations); and (S)25.26 (Survival).

          25.27  Warrants. Tenant has issued stock warrants to Landlord upon the
                 --------
terms and conditions set forth therein.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

Signed and acknowledged
in the presence of:                    HEALTH CARE REIT, INC.

Signature_________________________     By:____________________________________
Print Name________________________
                                       Title:_________________________________
Signature_________________________
Print Name________________________


                                       JUST LIKE HOME, INC.

Signature_________________________     By:____________________________________
Print Name________________________
                                       Title:_________________________________
Signature_________________________
Print Name________________________     Tax I.D. No.: 65-0568234


                                       JLH SERIES I, INC.


Signature_________________________     By:____________________________________
Print Name________________________
                                       Title:_________________________________
Signature_________________________
Print Name________________________     Tax I.D. No.: 65-0386620


STATE OF OHIO    )
                 ) SS:
COUNTY OF LUCAS  )


          The foregoing instrument was acknowledged before me this _____ day of _____________, 1999 by ___________________________, the _________________ of
Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.


                                       Notary Public


My Commission Expires:____________                     [SEAL]

                         EXHIBIT A: LEGAL DESCRIPTION

CHARIS CENTER

Parcel 1:

Lot 2, less the South 49 feet thereof, and Lot 3, less the West 85 feet and less the South 49 feet thereof, all in Block 22, City of Leesburg, according to the plat thereof recorded in Plat Book 2, page 19, Public Records of Lake County, Florida.

Parcel 2:

The South 100 feet of the East 75 feet of the West 85 feet of Lot 3, Block 22, less the South 49 feet thereof, City of Leesburg, according to the plat thereof recorded in Plat Book 2, page 19, Public Records of Lake County, Florida.

                              Also described as:

BEGIN at the Northeast corner of Block 22, City of Leesburg, according to the Plat thereof recorded in Plat Book 2, Page 19, Public Records of Lake County, Florida thence run S00/degrees/00'26" W along the East line of said Block 22 for a distance of 237.73 feet to the North right of way line of Magnolia Street (being a 60.00 feet right of way); thence run N89/degrees/49'19" W along said North right of way line for a distance of 293.25 feet to the East line of the West 10.00 feet of the aforesaid Block 22; thence run N00/degrees/00'43" E along said East line of the West 10.00 feet of Block 22 for a distance of 100.00 feet to the North line of the South 100.00 feet of said Block 22 lying North of Magnolia Street; thence run S89/degrees/49'19" E along said North line of the South 100.00 feet of said Block 22 lying North of Magnolia Street for a distance of 75.00 feet to the East line of the West 85.00 feet of said Block 22; thence run N00/degrees/00'00'43" E along said East line of West 85.00 feet of Block 22 for a distance of 142.20 feet to the North line of said Block 22; thence run S88/degrees/38'52" E along said North line of Block 22 for a distance of 218.29 feet to the Point of Beginning.

CONTAINING 1.374 acres (59,851 square feet), more or less, and being subject to any easements or rights of way of record.


JUST LIKE HOME AT HAINES CITY

          Block A of REPLAT OF HUGHES LAKE ELSIE ADDITION, according to the map or plat thereof recorded in Plat Book 25, Page 40, of the public records of Polk County, Florida, LESS AND EXCEPT the East 75.00 feet of the South 150.00 feet thereof.

JUST LIKE HOME I - 1604 71st Street NW, Bradenton, Florida, more fully described as follows, to-wit:

                 Lots, 14, 15, 16, 17, and 18, Block 1, Pinehurst Subdivision as per Plat thereof recorded in Plat Book 1, Page 204, Public Records of Manatee County, Florida.

                 Containing 37,299.01 Square Feet more or less.

JUST LIKE HOME III - 2015 75th Street West, Bradenton, Florida, more fully described as follows, to-wit:

                 Begin at the NW corner of the SW 1/4 of the SE 1/4 of Section 31, Township 34 South, Range 17 East, thence run South 150 feet; thence East to the center of Cedar Hammock Canal; thence in a Northwesterly direction along the center of said canal to the North line of said forty; thence West 165 feet to the point of beginning; less West 30 feet for roads; also less the property described in Official Records Book 1228, Page 2202, Official Records Book 1208, Page 1322, and Official Records Book 1254, Page 1588, Deed to Manatee County, all lying and being in Manatee County, Florida.

                 Containing 32,375.33 Square Feet more or less.

JUST LIKE HOME VII & VIII - 2614 43rd Street West, Bradenton, Florida, more fully described as follows, to-wit:

                 Lots 1 and 2, Colony Park Estates as per plat thereof recorded in Plat Book 13, Page 15, of the public records of Manatee County, Florida, less that part of Lot 2 described as follows:
                 Begin at the Northwest corner of Lot 2, Colony Park Estates as per Plat thereof recorded in Plat Book 13, Page 15, of the public records of Manatee County, Florida; thence S.00/degrees/03' W along the West line of said lot 90 feet; thence N. 25/degrees/07'22" E. to a point on the Northerly line of said lot; thence N. 82/degrees/25'20"W. along said North line 40 feet to the POB.

                 Containing 90,219.84 Square Feet more or less.

JUST LIKE HOME AT LAKE WALES

          A portion of the Northwest 1/4 of the Southwest 1/4 of the Northeast 1/4 of Section 11, Township 30 South, Range 27 East, Polk County, Florida, being more particularly described as follows: Begin at the intersection of the South right of way boundary of Grove Avenue and the East boundary of said Northwest 1/4 of the Southwest 1/4 of the Northeast 1/4, thence run on an assumed bearing of South 00/degrees/03'50" West, along said East boundary, 400.00 feet, thence run North 89/degrees/59'45" West, parallel with said South right of way boundary of Grove Avenue, 300.00 feet, thence run North 00/degrees/03'50" East, parallel with said East boundary, 400.00 feet to said South right of way boundary of Grove Avenue, thence run South 89/degrees/59'45" East along said right of way boundary 300.00 feet, returning to the Point of Beginning. Subject to a utility easement over and across the East 15 feet thereof.


JUST LIKE HOME AT ORANGE CITY

          Commence at a point on the intersection of the East right of way of U.S. 17 -92 & the South right of way of Strawberry Oaks Drive; thence North 89 degrees 50 minutes 52 seconds East along the South right of way line of Strawberry Oaks Drive a distance of 212.75 feet to the POINT OF BEGINNING; thence continue North 89 degrees 50 minutes 52 seconds East along the South right of way line of Strawberry Oaks Drive to a distance of 472.06 feet to a point; thence departing said South right of way line, run South 00 degrees 15 minutes 08 seconds East a distance of 238.31 feet to a point; thence South 89 degrees 50 minutes 52 seconds West a distance of 473.16 feet to a point; thence North 00 degrees 00 minutes 41 seconds East a distance of 238.81 feet to the POINT OF BEGINNING. Said lands lying and being in Volusia County, Florida.

EXHIBIT A-2
-----------

                           DESIGNATION OF FACILITIES
                           -------------------------

Just Like Home I
----------------
Number of Beds:           16
Local Address:            1604 71st Street N.W.
                          Bradenton, Florida 34209
Licensed Operator:        JLH Series I, Inc.

Allocated Lease Amount:   $475,000.00

Just Like Home III
------------------
Number of Beds:           20
Local Address:            2015 75th Street West
                          Bradenton, Florida 34209
Licensed Operator:        JLH Series I, Inc.
Allocated Lease Amount:   $425,000.00

Just Like Home VII (also known as Just Like Home at Twin Oaks)
--------------------------------------------------------------
Number of Beds:           20
Local Address:            2614 43rd Street West
                          Bradenton, Florida 34210
Licensed Operator:        JLH Series I, Inc.
Allocated Lease Amount:   $900,000.00

Just Like Home VIII (also known as Just Like Home at Twin Oaks)
---------------------------------------------------------------
Number of Beds:           20
Local Address:            2614 43rd Street West
                          Bradenton, Florida 34210
Licensed Operator:        JLH Series I, Inc.
Allocated Lease Amount:   $900,000.00

Just Like Home at Haines City
-----------------------------
Number of  Units:         42
Local Address:            301 Peninsular Drive
                          Haines City, Florida
Licensed Operator:        Just Like Home, Inc.
Allocated Lease Amount:   $2,049,000.00

Just Like Home at Lake Wales
----------------------------
Number of Beds:           42
Local Address:            East Grove St.
                          Lake Wales, Florida
Licensed Operator:        Just Like Home, Inc.
Allocated Lease Amount:   $2,049,000.00

Charis Center
-------------
Number of Beds:           36
Local Address:            1027 W. Main Street
                          Leesburg, Florida
Licensed Operator:        Just Like Home, Inc.
Allocated Lease Amount:   $1,240,000.00

Just Like Home at Orange City
-----------------------------
Number of Units:          42
Local Address:            202 Strawberry Oaks Drive
                          Orange City, Florida
Licensed Operator:        Just Like Home, Inc.
Allocated Lease Amount:   $2,382,780.00